                                                            ABFS Warehouse Trust

                          SALE AND SERVICING AGREEMENT

                            dated as of March 1, 2000

                                  by and among

                              ABFS MILLENIUM, INC.,
                                  as Depositor,


                         AMERICAN BUSINESS CREDIT, INC.,
              HOMEAMERICAN CREDIT, INC., D/B/A UPLAND MORTGAGE, and
                    NEW JERSEY MORTGAGE AND INVESTMENT CORP.,
                                 as Originators

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.,
                                  as Guarantor

                       ABFS MORTGAGE LOAN WAREHOUSE TRUST,
                                   as Issuer,

                         AMERICAN BUSINESS CREDIT, INC.,
                                  as Servicer,

                                       and


                            THE CHASE MANHATTAN BANK,
                    as Indenture Trustee and Collateral Agent
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                                                 Table of Contents
                                                                                                               Page
                                                                                                               ----
                                                     ARTICLE I
                                                    DEFINITIONS
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Section 1.01. Certain Defined Terms...............................................................................1
Section 1.02. Provisions of General Application...................................................................1
Section 1.03. Business Day Certificate............................................................................2

                                                     ARTICLE II
                                     SALE AND CONVEYANCE OF THE MORTGAGE LOANS

Section 2.01. Purchase and Sale of Initial Mortgage Loans.........................................................2
Section 2.02. Purchase and Sale of Subsequent Mortgage Loans......................................................3
Section 2.03. Purchase Price......................................................................................3
Section 2.04. Possession of Mortgage Files; Access to Mortgage Files..............................................3
Section 2.05. Delivery of Mortgage Loan Documents.................................................................4
Section 2.06. Acceptance of the Trust Estate; Certain Substitutions; Certification by the Collateral Agent........6
Section 2.07. Grant of Security Interest..........................................................................8
Section 2.08. Further Action Evidencing Assignments...............................................................9
Section 2.09. Assignment of Agreement.............................................................................9
Section 2.10. Books and Records..................................................................................10
Section 2.11. Cost of Delivery and Recordation of Documents......................................................10
Section 2.12. Maintenance Call...................................................................................10

                                                    ARTICLE III
                                           REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties as to the Originators...............................................10
Section 3.02. Representations of the Servicer....................................................................12
Section 3.03. Representations, Warranties and Covenants of the Depositor.........................................14
Section 3.04. Representations, Warranties and Covenants of the Indenture Trustee and the Collateral Agent........15

                                                     ARTICLE IV
                                                 THE MORTGAGE LOANS

Section 4.01. Representations and Warranties Relating to the Mortgage Loans......................................16
Section 4.02. Purchase and Substitution..........................................................................23

                                                     ARTICLE V
                                         THE ORIGINATORS AND THE DEPOSITOR

Section 5.01. Covenants of the Originators and the Depositor.....................................................25
Section 5.02. Merger or Consolidation............................................................................25
Section 5.03. Costs..............................................................................................26
Section 5.04. Indemnification....................................................................................26
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                                      (i)
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                                                     ARTICLE VI
                                               CONDITIONS OF CLOSING
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Section 6.01. Conditions of Depositor's Obligations..............................................................27
Section 6.02. Termination of Initial Purchaser's Obligations.....................................................28

                                                    ARTICLE VII
                                 ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 7.01. The Servicer.......................................................................................29
Section 7.02. Collection of Certain Mortgage Loan Payments; Collection Account...................................29
Section 7.03. Permitted Withdrawals from the Collection Account..................................................30
Section 7.04. Hazard Insurance Policies; Property Protection Expenses............................................31
Section 7.05. Assumption and Modification Agreements.............................................................32
Section 7.06. Realization Upon Defaulted Mortgage Loans..........................................................33
Section 7.07. Indenture Trustee to Cooperate.....................................................................34
Section 7.08. Servicing Compensation; Payment of Certain Expenses by Servicer....................................34
Section 7.09. Annual Statement as to Compliance..................................................................35
Section 7.10. Annual Independent Public Accountants' Servicing Report............................................35
Section 7.11. Access to Certain Documentation....................................................................35
Section 7.12. Maintenance of Fidelity Bond.......................................................................35
Section 7.13. The Subservicers...................................................................................36
Section 7.14. Reports to the Indenture Trustee; Collection Account Statements....................................36
Section 7.15. Optional Purchase of Defaulted Mortgage Loans......................................................36
Section 7.16. Reports to be Provided by the Servicer.............................................................37
Section 7.17. Adjustment of Servicing Compensation in Respect of Prepaid Mortgage Loans..........................38
Section 7.18. Periodic Advances..................................................................................39
Section 7.19. Indemnification; Third Party Claims................................................................39
Section 7.20. Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the Servicer...........40
Section 7.21. Assignment of Agreement by Servicer; Servicer Not to Resign........................................40
Section 7.22. Hedging............................................................................................40

                                                    ARTICLE VIII
                                                APPLICATION OF FUNDS

Section 8.01. Deposits to the Payment Account....................................................................41
Section 8.02. Collection of Money................................................................................41
Section 8.03. Application of Principal and Interest..............................................................41
Section 8.04. [Reserved].........................................................................................41
Section 8.05. Compensating Interest..............................................................................41

                                                     ARTICLE IX
                                                  SERVICER DEFAULT

Section 9.01. Servicer Events of Default.........................................................................41
Section 9.02. Indenture Trustee to Act; Appointment of Successor.................................................44
Section 9.03. Waiver of Defaults.................................................................................45
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                                      (ii)
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Section 9.04. Reserved...........................................................................................46
Section 9.05. Indenture Trustee To Act Solely with Consent of the Initial Purchaser..............................46

                                                     ARTICLE X
                                                    TERMINATION

Section 10.01. Termination.......................................................................................46
Section 10.02. Additional Termination Requirements...............................................................47
Section 10.03. Accounting Upon Termination of Servicer...........................................................47

                                                     ARTICLE XI
                                                THE COLLATERAL AGENT

Section 11.01. Duties of the Collateral Agent....................................................................48
Section 11.02. Certain Matters Affecting the Collateral Agent....................................................49
Section 11.03. Collateral Agent Not Liable for Notes or Mortgage Loans...........................................50
Section 11.04. Collateral Agent May Own Notes....................................................................50
Section 11.05. Collateral Agent's Fees and Expenses; Indemnity...................................................51
Section 11.06. Eligibility Requirements for Collateral Agent.....................................................51
Section 11.07. Resignation and Removal of the Collateral Agent...................................................51
Section 11.08. Successor Collateral Agent........................................................................52
Section 11.09. Merger or Consolidation of Collateral Agent.......................................................52

                                                    ARTICLE XII
                                              MISCELLANEOUS PROVISIONS

Section 12.01. Limitation on Liability...........................................................................53
Section 12.02. Acts of Noteholders...............................................................................53
Section 12.03. Amendment.........................................................................................54
Section 12.04. Recordation of Agreement..........................................................................54
Section 12.05. Duration of Agreement.............................................................................54
Section 12.06. Notices...........................................................................................54
Section 12.07. Severability of Provisions........................................................................55
Section 12.08. No Partnership....................................................................................55
Section 12.09. Counterparts......................................................................................55
Section 12.10. Successors and Assigns............................................................................55
Section 12.11. Headings..........................................................................................55
Section 12.12. Reserved..........................................................................................55
Section 12.13. Third Party Beneficiary...........................................................................55
Section 12.14. Intent of the Parties.............................................................................55
Section 12.15. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL......................................56
Section 12.16. Auction Sale......................................................................................57
Section 12.17. Power of Attorney.................................................................................57

                                                    ARTICLE XIII
                                                    THE GUARANTY

Section 13.01. Guaranty..........................................................................................57
Section 13.02. Guaranty Absolute and Unconditional...............................................................58
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Section 13.03. Discharge Only Upon Performance in Full; Reinstatement in Certain Circumstances...................59
Section 13.04. Waiver of Presentment.............................................................................59
Section 13.05. Waiver of Subrogation and Contribution............................................................59
Section 13.06. Financial and Other Information of the Guarantor..................................................59

                                                    ARTICLE XIV
                                               PASS-THROUGH TRANSFER

Section 14.01. Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Pass-Through Transfer on
                 One or More Securitization Dates................................................................60
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                                EXHIBITS

EXHIBIT A       Collateral Agent's Acknowledgement of Receipt
EXHIBIT B       Certification of Collateral Agent
EXHIBIT C       Request for Release of Documents
EXHIBIT D       Form of Release of Security Interest
EXHIBIT E       Form of Subsequent Transfer Agreement

SCHEDULE I      Mortgage Loan Schedule
APPENDIX I      Definitions

                                      (iv)

                                                            ABFS Warehouse Trust

         SALE AND SERVICING AGREEMENT, dated as of March 1, 2000 (this "Agreement"), by and among ABFS MILLENIUM, INC., a Delaware corporation, as depositor (the "Depositor"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, a Pennsylvania corporation ("Upland") and NEW JERSEY MORTGAGE AND INVESTMENT CORP., a New Jersey corporation ("NJMIC", and together with ABC and Upland, the "Originators", AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Delaware corporation, as guarantor (the "Guarantor"), ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-1, a Delaware statutory business trust, as issuer (the "Trust"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, as servicer (the "Servicer") and THE CHASE MANHATTAN BANK, a New York banking corporation, as indenture trustee and collateral agent (respectively, the "Indenture Trustee" and the "Collateral Agent").

                               W I T N E S S E T H

         WHEREAS, Originators desire to sell to the Depositor and the Depositor desires to sell to the Trust, and the Trust desires to purchase from the Depositor, the mortgage loans (the "Mortgage Loans") listed on Schedule I to this Agreement;

         WHEREAS, immediately after such purchase, the Trust will pledge such Mortgage Loans to the Indenture Trustee pursuant to the terms of an Indenture, dated as of March 1, 2000 (the "Indenture"), between the Trust and the Indenture Trustee, and issue the ABFS Mortgage Loan Warehouse Trust 2000-1, Mortgage Backed Notes (the "Notes");

         WHEREAS, the Servicer has agreed to service the Mortgage Loans, which constitute the principal assets of the Trust;

         WHEREAS, the Collateral Agent will hold, on behalf of the Indenture Trustee, the Mortgage Loans and certain other assets pledged to the Indenture Trustee pursuant to the Indenture;

         WHEREAS, the Guarantor has agreed to guaranty certain obligations of the Trust and the Depositor; and

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Trust, the Depositor, the Originators, the Servicer, the Collateral Agent and the Indenture Trustee hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Certain Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in Appendix I attached hereto.

         Section 1.02. Provisions of General Application. (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

                 (b) The terms defined herein and in Appendix I to the Indenture include the plural as well as the singular.

                 (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

                 (d) Any reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

                 (e) All calculations of interest with respect to the Class A Notes provided for herein shall be made on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of a 360-day year consisting of twelve 30-day months, to the extent permitted by applicable law.

                 (f) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Servicer; provided, however, that, for purposes of calculating payments on the Notes, prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with Accepted Servicing Practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding Principal Balance of such Mortgage Loan on which interest accrues.

         Section 1.03. Business Day Certificate. On the Closing Date (with respect to the calendar years 2000 and 2001) and thereafter, within fifteen (15) days prior to the end of each calendar year while this Agreement remains in effect (with respect to the succeeding calendar years), the Servicer shall provide to the Indenture Trustee and the Collateral Agent a certificate of a Servicing Officer specifying the days on which banking institutions in the Commonwealth of Pennsylvania are authorized or obligated by law, executive order or governmental decree to be closed.

                                   ARTICLE II

                    SALE AND CONVEYANCE OF THE MORTGAGE LOANS

         Section 2.01. Purchase and Sale of Initial Mortgage Loans. (a) The Originators do hereby sell, transfer, assign, set over and convey to the Depositor and the Depositor does hereby sell, transfer, assign, set over and convey to the Trust, without recourse, but subject to the terms and provisions of this Agreement, all of their respective right, title and interest in and to the Initial Mortgage Loans, including the outstanding principal of, and interest due on or after the Initial Cut-Off Date, such Initial Mortgage Loans listed on
Schedule I attached hereto, and all other assets included or to be included in the Trust Estate.

                 (b) The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Brown & Wood LLP, Washington, D.C., at 10:00 a.m., New York, New York time, on each Closing Date, or such other place and time as the parties shall agree.

         Section 2.02. Purchase and Sale of Subsequent Mortgage Loans. (a) During the last fifteen (15) days of each calendar quarter (but in no event later than September 30, 2000), subject to the satisfaction of the conditions set forth in Section 2.14(b) of the Indenture, in consideration of the Trust's delivery on the related Subsequent Transfer Dates to or upon the order of the Depositor of the Purchase Price, the Originators shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Depositor and the Depositor shall on such Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trust without recourse, but subject to the terms and provisions of this Agreement, all of their respective right, title and interest in and to the Subsequent Mortgage Loans, including the outstanding principal of, and interest due on or after the related Subsequent Cut-Off Date, such Subsequent Mortgage Loans, and all other assets included or to be included in the Trust Estate; provided, however, that the Class A Note Principal Balance shall not exceed $150,000,000 (taking into account the outstanding balance on the Existing Warehouse Facility) and provided, further, that the Trust shall not purchase Initial Mortgage Loans or Subsequent Mortgage Loans on the initial Closing Date or any Subsequent Transfer Date unless the Advance Amount with respect to such Initial Mortgage Loans or Subsequent Mortgage Loans shall be at least equal to $5,000,000.

                 (b) For any Subsequent Mortgage Loan that has a first Due Date that occurs later than the last day of the Due Period following the Due Period in which the Subsequent Mortgage Loan was sold to the Trust, on each applicable Servicer Payment Date, the Servicer will deposit into the Payment Account 30 days' interest at the related Mortgage Interest Rate, net of the Servicing Fee, for each month after the month in which the Subsequent Transfer occurs until, but not including, the month in which such first Due Date occurs.

         Section 2.03. Purchase Price. On the initial Closing Date, as full consideration for the Originators' sale of the Initial Mortgage Loans to the Depositor and the Depositor's sale of the Initial Mortgage Loans to the Trust, the Initial Purchaser, on behalf of the Trust, will deliver to, or at the direction of, the Depositor (i) an amount in cash equal to the sum of the Purchase Price for the Initial Mortgage Loans, and (ii) the Trust Certificates to be issued pursuant to the Trust Agreement; provided, however, that the Class A Note Principal Balance shall not exceed $150,000,000 (taking into account the outstanding balance on the Existing Warehouse Facility) and provided, further, that the Trust shall not purchase Initial Mortgage Loans or Subsequent Mortgage Loans on the initial Closing Date or any Subsequent Funding Date unless the Advance Amount with respect to such Initial Mortgage Loans or Subsequent Mortgage Loans shall be at least equal to $5,000,000.

         Section 2.04. Possession of Mortgage Files; Access to Mortgage Files.
(a) Upon the receipt by the Depositor, or their designee, of the purchase price for the Initial Mortgage Loans set forth in Section 2.03 hereof and the issuance of the Notes pursuant to the Indenture, the ownership of each Mortgage Note, including principal due and interest accrued thereon after the Initial Cut-Off

Date, each Mortgage and the contents of the Mortgage File related to each Initial Mortgage Loan will be vested in the Trust, and will be pledged to the Indenture Trustee, for the benefit of the Noteholders.

                 (b) Pursuant to Section 2.05 hereof, the related Originator will have delivered or caused to be delivered the Indenture Trustee's Mortgage File related to each Initial Mortgage Loan to the Collateral Agent, on behalf of the Indenture Trustee.

                 (c) The Collateral Agent will be the custodian, on behalf of the Indenture Trustee, to hold the Indenture Trustee's Mortgage Files in trust for the benefit of all present and future Noteholders. In the event the Collateral Agent resigns or is removed, the Indenture Trustee shall either (x) hold the Indenture Trustee's Mortgage Files, or (y) appoint a successor Collateral Agent to hold the Indenture Trustee's Mortgage Files as set forth in
Section 9.08 hereof.

                 (d) The Collateral Agent shall afford the Depositor, the Originators, the Trust, the Initial Purchaser and the Servicer reasonable access to all records and documentation regarding the Mortgage Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable prior written request and during normal business hours at the offices of the Collateral Agent.

         Section 2.05. Delivery of Mortgage Loan Documents. (a) In connection with the transfer and assignment of the Mortgage Loans, the related Originator shall on or before the Closing Date, with respect to the Initial Mortgage Loans, and shall on or before the Subsequent Transfer Date with respect to Subsequent Mortgage Loans, deliver to the Collateral Agent, on behalf of the Indenture Trustee (as pledgee of the Trust pursuant to the Indenture), the following documents or instruments with respect to each Mortgage Loan so transferred or assigned:

                       (i) the original Mortgage Note, endorsed without recourse from the related Originator to "The Chase Manhattan Bank, as collateral agent for the holder of the related mortgage note from time to time"; including all intervening endorsements showing a complete chain of endorsement;

                       (ii) the related original Mortgage with evidence of recording indicated thereon or a copy thereof certified by the applicable recording office;

                       (iii) the recorded mortgage assignment, or copy thereof certified by the applicable recording office, if any, showing a complete chain of assignment from the originator of the related Mortgage Loan to the related Originator (which assignment may, at such Originator's option, be combined with the assignment referred to in subpart (iv) hereof, in which case it must be in recordable form, but need not have been previously recorded);

                       (iv) a mortgage assignment in recordable form (which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments) of each Mortgage endorsed from the related

Originator to "The Chase Manhattan Bank, as collateral agent for the holder of the related mortgage note from time to time";

                       (v) originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed; and

                       (vi) an original title insurance policy (or (A) a copy of the title insurance policy, or (B) a binder thereof or copy of such binder together with a certificate from the related Originator that the original Mortgage has been delivered to the title insurance company that issued such binder for recordation).

         In instances where the original recorded Mortgage and a completed assignment thereof in recordable form cannot be delivered by the related Originator to the Collateral Agent, on behalf of the Indenture Trustee prior to or concurrently with the execution and delivery of this Agreement (or, with respect to Subsequent Mortgage Loans, prior to or on the related Subsequent Transfer Date), due to a delay in connection with recording, the related Originator may:

                 (x) in lieu of delivering such original recorded Mortgage, deliver to the Collateral Agent, on behalf of the Indenture Trustee, a copy thereof; provided, that the related Originator certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor; and

                 (y) in lieu of delivering the completed assignment in recordable form, deliver to the Collateral Agent, on behalf of the Indenture Trustee, the assignment in recordable form, otherwise complete except for recording information.

         The Collateral Agent, on behalf of the Indenture Trustee, shall promptly upon receipt thereof, with respect to each Mortgage Note described in
Section 2.05(a)(i) hereof and each assignment described in Section 2.05(a)(iv) hereof, endorse such Mortgage Note and assignment in blank.

                 (b) As promptly as practicable, but in any event within thirty
(30) days from the Closing Date or the Subsequent Transfer Date, as applicable, the related Originator shall promptly submit for recording in the appropriate public office for real property records, each assignment referred to in Section 2.05(a)(iv). The Collateral Agent, on behalf of the Indenture Trustee, shall retain a copy of each assignment submitted for recording. In the event that any such assignment is lost or returned unrecorded because of a defect therein, such Originator shall promptly prepare a substitute assignment or cure such defect, as the case may be, and thereafter such Originator shall submit each such assignment for recording. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II shall be borne by the related Originator.

                 (c) The related Originator shall, within five (5) Business Days after the receipt thereof, deliver, or cause to be delivered, to the Collateral

Agent, on behalf of the Indenture Trustee: (i) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the related Originator was delivered to the Collateral Agent, on behalf of the Indenture Trustee; (ii) the original recorded assignment of Mortgage from the related Originator to the Indenture Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator of the Mortgage Loan to the Indenture Trustee, in those instances where copies of such assignments certified by the related Originator were delivered to the Collateral Agent, on behalf of the Indenture Trustee, and (iii) the title insurance policy or title opinion required in
Section 2.05(a)(vi) in those instances where a copy thereof certified by the related Originator was delivered to the Collateral Agent, on behalf of the Indenture Trustee. The Collateral Agent shall review the recorded assignment to confirm the information contained therein. The Collateral Agent shall notify the Indenture Trustee and the Servicer, of any defect in such assignment based on such review. The Servicer shall have a period of fifteen (15) days following such notice to correct or cure such defect. In the event that the related Originator fails to record an assignment of a Mortgage as provided herein, the Collateral Agent shall, at the Servicer's expense, use reasonable efforts to prepare and, if required hereunder, file such assignments for recordation in the appropriate real property or other records and the related Originator hereby appoints the Collateral Agent as its attorney-in-fact with full power and authority acting in its stead for the purpose of such preparation, execution and filing.

         Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or assignment of Mortgage after it has been recorded or such original has been lost, the related Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Collateral Agent, on behalf of the Indenture Trustee, of a copy of such Mortgage, power of attorney, if any, assignment or assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         From time to time the related Originator may forward, or cause to be forwarded, to the Collateral Agent, on behalf of the Indenture Trustee, additional original documents evidencing any assumption or modification of a Mortgage Loan.

                 (d) All original documents relating to the Mortgage Loans that are not delivered to the Collateral Agent, on behalf of the Indenture Trustee, as permitted by Section 2.05(a) hereof are, and shall be, held by the Servicer or the related Originator, as the case may be, in trust for the benefit of the Indenture Trustee, on behalf of the Noteholders. In the event that any such original document is required pursuant to the terms of this Section 2.05 to be a part of an Indenture Trustee's Mortgage File, such document shall be delivered promptly to the Collateral Agent, on behalf of the Indenture Trustee. From and after the sale of the Mortgage Loans to the Trust pursuant hereto, to the extent that the related Originator retains legal title of record to any Mortgage Loans prior to the vesting of legal title in the Trust, such title shall be retained in trust for the Trust as the owner of the Mortgage Loans, and the Indenture Trustee, as the pledgee of the Trust under the Indenture. In acting as custodian of any original document which is part of the Indenture Trustee's Mortgage Files, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the related Mortgage Loans or the Mortgage Files. Promptly upon the Servicer's receipt of any such original document, the Servicer, on behalf of the Trust, shall mark conspicuously each such original document, and its master data processing records with a legend evidencing that the Trust has purchased the related Mortgage Loan and all right and title thereto and interest therein, and pledged such Mortgage Loan and all right and title thereto and interest therein to the Indenture Trustee, on behalf of the Noteholders.

         Section 2.06. Acceptance of the Trust Estate; Certain Substitutions; Certification by the Collateral Agent. (a) Reserved.

                 (b) The Collateral Agent, on behalf of the Indenture Trustee, agrees to:

                     (i) execute and deliver to the Depositor, the Indenture Trustee, the Servicer and the related Originator, on or prior to the Closing Date or any Subsequent Transfer Date, as applicable, with respect to each Mortgage Loan transferred on such date, an acknowledgement of receipt of the Mortgage File containing the original Mortgage Note (with any exceptions noted), in the form attached as Exhibit A hereto, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Collateral Agent, on behalf of the Indenture Trustee, in trust upon and subject to the conditions set forth herein, for the benefit of the Noteholders.

                     (ii) to review (or cause to be reviewed) each Indenture Trustee's Mortgage File prior to the Closing Date or any Subsequent Transfer Date, as applicable (or, with respect to any Qualified Substitute Mortgage Loans prior to such substitution), and to deliver to the related Originator, the Servicer, the Depositor, the Indenture Trustee and the Initial Purchaser a certification in the form attached hereto as Exhibit B to the effect that, except as otherwise noted, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.05 are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if they reasonably appear to be initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth in the definition of "Mortgage Loan Schedule" accurately reflects the information set forth in the Indenture Trustee's Mortgage File delivered on such date.

         In performing any such review, the Collateral Agent may conclusively rely on the Originators as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Collateral Agent's review of the Indenture Trustee's Mortgage Files is limited solely to confirming that the documents listed in Section 2.05 have been executed and received and relate to the Indenture Trustee's Mortgage Files identified in the related Mortgage Loan Schedule. The Collateral Agent shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face.

                 (c) If the Collateral Agent during the process of reviewing the Indenture Trustee's Mortgage Files finds any document constituting a part of an Indenture Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.05 or the description thereof as set forth in the related Mortgage Loan Schedule, the Collateral Agent shall promptly so notify the Servicer, the Depositor, the Originators, the Indenture Trustee and the Initial Purchaser. Pursuant to
Section 4.02(b), the Originators have (and, if the Originators fail to do so , the Depositor has) agreed to cause to be remedied a material defect in a document constituting part of an Indenture Trustee's Mortgage File of which it is so notified by the Collateral Agent. If, however, within five (5) Business Days after the Collateral Agent's notice to it respecting such defect the Originators have (or, if the Originators fail to do so, the Depositor has) not caused to be remedied the defect and the defect materially and adversely affects the interest of the Noteholders in the related Mortgage Loan, the Originators (or, it the Originators fail to do so, the Depositor) will be obligated, pursuant to Section 4.02, to either (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 4.02 or (ii) purchase such Mortgage Loan at a purchase price equal to the Loan Repurchase Price. Upon receipt by the Collateral Agent and the Indenture Trustee of a certification, in the form attached hereto as Exhibit C, of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt by the Collateral Agent, on behalf of the Indenture Trustee, of the related Indenture Trustee's Mortgage File, and in the case of a purchase, upon the deposit of the amounts described above in the Collection Account, the Collateral Agent shall release to the Servicer for release to the Originators (or the Depositor, as the case may be) the related Indenture Trustee's Mortgage File and the Indenture Trustee shall execute, without recourse, and deliver such instruments of transfer furnished by the Originators (or the Depositor, as the case may be) as may be necessary to transfer such Mortgage Loan to the Originator (or the Depositor, as the case may be) . The Collateral Agent shall notify the Indenture Trustee, who shall notify the Initial Purchaser if the Originators fail to repurchase or substitute for a Mortgage Loan in accordance with the foregoing.

         Section 2.07. Grant of Security Interest. (a) It is intended that the conveyance of the Mortgage Loans and other property by the Depositor to the Trust as provided in this Article II be, and be construed as, a sale of the Mortgage Loans and such other property by the Depositor to the Trust. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans or such other property by the Depositor to the Trust to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans or any of such other property are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any of such other property, then it is intended that: (i) this Agreement shall also be deemed to be a security agreement within the meaning of the Uniform Commercial Code; (ii) the conveyance provided for in this
Article II shall be deemed to be a grant by the Depositor to the Trust of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and such other property and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Payment Account, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Collateral Agent, on behalf of the Indenture Trustee, of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to the Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from financial intermediaries, bailees or agents, as applicable, of the Indenture Trustee for the purpose of perfecting such security interest under applicable law. The Depositor, the Servicer, on behalf of the Trust, the Collateral Agent and the Indenture Trustee, shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans or any of such other property, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

                 (b) The Originators, the Depositor and the Servicer shall take no action inconsistent with the Trust's ownership of the Trust Estate and each shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other assets in the Trust Estate are held by the Collateral Agent, on behalf of the Indenture Trustee, for the benefit of the Noteholders. In addition, the Originators, the Depositor and the Servicer shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other asset in the Trust Estate by stating that it is not the owner of such asset and that the Trust is the owner of such Mortgage Loan or other asset in the Trust Estate, which is held by the Collateral Agent, on behalf of the Indenture Trustee, for the benefit of the Noteholders.

         Section 2.08. Further Action Evidencing Assignments. (a) The Servicer agrees that, from time to time, at its expense, it shall cause the Originators to (and the Depositor on behalf of itself also agrees that it shall), promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer, the Indenture Trustee or the Collateral Agent may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Mortgage Loans and other assets in the Trust Estate or to enable the Collateral Agent, on behalf of the Indenture Trustee, to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Servicer, the Originators and the Depositor will, upon the request of the Servicer, the Indenture Trustee or the Collateral Agent execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

                 (b) The Originators and the Depositor hereby grant to the Servicer, the Indenture Trustee and the Collateral Agent powers of attorney to execute all documents on its behalf under this Agreement as may be necessary or desirable to effectuate the foregoing.

         Section 2.09. Assignment of Agreement. The Originators and the Depositor hereby acknowledge and agree that the Trust may assign its interest under this Agreement to the Indenture Trustee, for the benefit of the Noteholders, as may be required to effect the purposes of the Indenture, without further notice to, or consent of, the Originators or the Depositor, and the Indenture Trustee shall succeed to such of the rights and obligations of the Trust hereunder as shall be so assigned. The Trust shall, pursuant to the Indenture, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Section 2.06 and 4.02 for breaches of the representations, warranties, agreements and covenants of the Originators contained in Sections 2.05, 2.06, 3.01 and 4.01, assign such right, title and interest to the Indenture Trustee, for the benefit of the Noteholders. The Originators and the Depositor agree that, upon such assignment to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Trust, the repurchase obligations of the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

         Section 2.10. Books and Records. The transfer of each Mortgage Loan shall be reflected on each of the Originators' and the Depositor's accounting and other records, balance sheet and other financial statements as a sale of assets by the Originators to the Depositor and by the Depositor to the Trust; provided, that the related Originator's tax returns ^ may reflect the transfer from the related Originator to the Depositor ^ as a sale. Each of the Originators and the Depositor shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trust, and the pledge of each Mortgage Loan by the Trust to the Indenture Trustee, for the benefit of the Noteholders.

         Section 2.11. Cost of Delivery and Recordation of Documents. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II shall be borne by the Originators.

         Section 2.12. Maintenance Call. If, on any Payment Date, a Collateral Deficiency Event has occurred and is continuing, the Initial Purchaser may, at its option, require the Depositor to contribute additional Mortgage Loans or cash to the Trust in an amount necessary to cure such Collateral Deficiency Event.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations and Warranties as to the Originators. Each of the Originators hereby represents and warrants to the Depositor, the Indenture Trustee, the Trust, the Collateral Agent and the Noteholders, as of the Closing Date, that:

                 (a) The Originator is a corporation duly organized, validly existing and in good standing under the laws of (i) with respect to ABC and Upland, the State of Pennsylvania, or (ii) with respect to NJMIC, the State of

New Jersey, and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Originator and to perform its obligations as the Originator hereunder, and in any event the Originator is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Originator has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Originator and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Originator; and all requisite corporate action has been taken by the Originator to make this Agreement valid and binding upon the Originator in accordance with its terms;

                 (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                 (c) Neither the execution and delivery of this Agreement, nor the acquisition or origination of the Mortgage Loans by the Originator or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Originator's charter or by-laws or any legal restriction or any agreement or instrument to which the Originator is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originator or its property is subject, or impair the ability of the Indenture Trustee (or the Servicer as the agent of the Indenture Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                 (d) Neither this Agreement nor any statement, report or other document prepared by the Originator and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                 (e) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Originator, threatened before a court, administrative agency or government tribunal against the Originator which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Originator, or in any material impairment of the right or ability of the Originator to carry on its business substantially as now conducted, or in any material liability on the part of the Originator, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Originator contemplated herein, or which would impair materially the ability of the

Originator to perform under the terms of this Agreement or that will prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                 (f) The Originator is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Originator and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Originator or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any subservicing agreement;

                 (g) Upon the receipt of each Mortgage File by the Depositor (or its assignee) under this Agreement, the Depositor (or its assignee) will have good title to each related Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien created by the Originator (other than liens which will be simultaneously released);

                 (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                 (i) With respect to any Mortgage Loan purchased by the Originator, the Originator acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                 (j) The Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Originator is solvent and the sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement will not cause the Originator to become insolvent. The sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Originator's creditors;

                 (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trust and the Indenture Trustee);

                 (l) The Originator has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting purposes;

                 (m) The Originator has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

                 (n) The consideration received by the Originator upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.01 shall survive the delivery of the respective Indenture Trustee's Mortgage Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be, and inure to the benefit of the Indenture Trustee.

         Section 3.02. Representations of the Servicer. The Servicer hereby represents and warrants to the Indenture Trustee, the Originators, the Depositor, the Collateral Agent, the Trust and the Noteholders as of the Closing Date and during the term of this Agreement that:

                 (a) Each of the Servicer and the Subservicers is duly organized, validly existing and in good standing under the laws of their respective states of incorporation and has the power to own its assets and to transact the business in which it is currently engaged. Each of the Servicer and the Subservicers is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it or the performance of its obligations hereunder requires such qualification and in which the failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer or the Subservicers or the performance of their respective obligations hereunder;

                 (b) The Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and assuming the due authorization, execution and delivery hereof by the other parties hereto constitutes, or will constitute, the legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                 (c) The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency which consent already has not been obtained in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained prior to the Closing Date;

                 (d) The execution, delivery and performance of this Agreement by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court or the charter or bylaws of the Servicer, or constitute a breach of any mortgage, indenture, contract or other Agreement to which the Servicer is a party or by which it may be bound;

                 (e) There is no action, suit, proceeding or investigation pending or threatened against the Servicer or the Subservicers which, either in any one instance or in the aggregate, is, in the Servicer's judgment, likely to result in any material adverse change in the business, operations, financial condition, properties, or assets of the Servicer or the Subservicers, or in any material impairment of the right or ability of any of them to carry on its business substantially as now conducted, or in any material liability on the part of any of them, or which would draw into question the validity of this Agreement, the Notes, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer or the Subservicers contemplated herein or therein, or which would be likely to impair materially the ability of the Servicer or the Subservicers to perform their respective obligations hereunder;

                 (f) Neither this Agreement nor any statement, report, or other document furnished by the Servicer or the Subservicers pursuant to this Agreement or in connection with the transactions contemplated hereby, including, without limitation, the sale or placement of the Notes, contains any untrue statement of fact provided by or on behalf of the Servicer or omits to state a fact necessary to make the statements provided by or on behalf of the Servicer contained herein or therein not misleading;

                 (g) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; and

                 (h) None of the Servicer or the Subservicers is an "investment company" or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02 shall survive the delivery of the respective Indenture Trustee's Mortgage Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be, and inure to the benefit of the Indenture Trustee.

         Section 3.03. Representations, Warranties and Covenants of the Depositor. The Depositor hereby represents, warrants and covenants to the Indenture Trustee, the Originators, the Trust, the Collateral Agent, the Noteholders and the Servicer that as of the date of this Agreement or as of such date specifically provided herein:

                 (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                 (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by this Agreement;

                 (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                 (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

                 (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

                 (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement; and

                 (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the respective Indenture Trustee's Mortgage Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be, and shall inure to the benefit of the Indenture Trustee.

         Section 3.04. Representations, Warranties and Covenants of the Indenture Trustee and the Collateral Agent. The Indenture Trustee and the Collateral Agent hereby represent, warrant and covenant to the Trust, the Servicer and the Depositor that as of the date of this Agreement or as of such date specifically provided herein:

                 (a) Each of the Indenture Trustee and the Collateral Agent is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York;

                 (b) Each of the Indenture Trustee and the Collateral Agent has the corporate power and authority to execute, deliver and perform, and to enter into and consummate transactions contemplated by this Agreement;

                 (c) This Agreement has been duly and validly authorized, executed and delivered by the Indenture Trustee and the Collateral Agent, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Indenture Trustee and the Collateral Agent, enforceable against such party in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.04 shall survive delivery of the respective Indenture Trustee's Mortgage Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be.

                                   ARTICLE IV

                               THE MORTGAGE LOANS

         Section 4.01. Representations and Warranties Relating to the Mortgage Loans. The Originators and the Depositor jointly and severally represent and warrant to the Indenture Trustee, the Collateral Agent, the Trust and the Noteholders that, as of the Closing Date, as to each Initial Mortgage Loan, and as of the Subsequent Transfer Date, as to each Subsequent Mortgage Loan, immediately prior to the sale and transfer of such Mortgage Loan by the Originators to the Depositor and by the Depositor to the Trust:

                 (a) The information set forth in each Mortgage Loan Schedule is complete, true and correct;

                 (b) The information to be provided by the Originators to the Depositor in connection with a Subsequent Mortgage Loan will be true and correct in all material respects at the date or dates respecting which such information is furnished;

                 (c) Each Mortgage is a valid first or second lien on a fee simple (or its equivalent under applicable state law) estate in the real property securing the amount owed by the Mortgagor under the Mortgage Note subject only to (i) the lien of current real property taxes and assessments which are not delinquent, (ii) with respect to any Mortgage Loan identified on the Mortgage Loan Schedule as secured by a second lien, the related first mortgage loan, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the related Originator and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                 (d) Immediately prior to the transfer and assignment by the related Originator to the Depositor, the Originator had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Originator has transferred all right, title and interest in each Mortgage Loan to the Depositor;

                 (e) As of the applicable Cut-Off Date, no payment of principal or interest on or in respect of any Mortgage Loan remains unpaid for thirty (30) or more days past the date the same was due in accordance with the related Mortgage Note without regard to applicable grace periods;

                 (f) To the best knowledge of the Originators, there is no mechanics' lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (aa) below;

                 (g) To the best knowledge of the Depositor and each of the Originators, there is no delinquent tax or assessment lien against any Mortgaged Property;

                 (h) Such Mortgage Loan, the Mortgage, and the Mortgage Note, including, without limitation, the obligation of the Mortgagor to pay the unpaid principal of and interest on the Mortgage Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto;

                 (i) To the best knowledge of the Depositor and each of the Originators, the Mortgaged Property is free of material damage and is in good repair, and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

                 (j) Neither the Originators nor the Depositor has received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the Originator;

                 (k) Each Mortgage Note and Mortgage are in substantially the forms previously provided to the Depositor and the Indenture Trustee on behalf of the Originators;

                 (l) The Mortgage Loan was not originated in a program in which the amount of documentation in the underwriting process was limited in comparison to the Originator's normal documentation requirements;

                 (m) The Mortgage Loans were not selected by the Depositor or the Originators for sale hereunder or inclusion in the Trust Estate on any basis adverse to the Trust Estate relative to the portfolio of similar mortgage loans of the Depositor or the Originators;

                 (n) None of the Mortgage Loans constitutes a lien on leasehold interests;

                 (o) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the Depositor's and the Originators' knowledge, there is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

                 (p) The proceeds of such Mortgage Loan have been fully disbursed, including reserves set aside by the Originators, there is no requirement for, and neither the Depositor nor the Originators shall make any future advances thereunder. Any future advances made prior to the applicable Cut-Off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the applicable Mortgage Loan Schedule. The Principal Balance as of the applicable Cut-Off Date does not exceed the original principal amount of such Mortgage Loan. Except with respect to no more than $150,000 of escrow funds in the aggregate with respect to all Mortgage Loans, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Mortgage Loan have been paid;

                 (q) All Mortgage Loans were originated in compliance with the Originators' Underwriting Guidelines;

                 (r) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interest of the Indenture Trustee, and which has been delivered to the Collateral Agent, on behalf of the Indenture Trustee. The substance of any such alteration or modification is or as to Subsequent Mortgage Loans will be reflected on the applicable Mortgage Loan Schedule and, to the extent necessary, has been or will be approved by (i) the insurer under the applicable mortgage title insurance policy, and (ii) the insurer under any other insurance policy required hereunder for such Mortgage Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

                 (s) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Mortgage Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Mortgage File and has been delivered to the Collateral Agent, on behalf of the Indenture Trustee, and the terms of which are reflected in the applicable Mortgage Loan Schedule;

                 (t) There is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and neither the Originators nor the Depositor has waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. Neither the Originators nor the Depositor has advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note;

                 (u) All of the improvements which were included for the purposes of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of the Depositor's and the Originators' knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                 (v) To the best of the Depositor's and the Originators' knowledge, there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can be reasonably expected to cause such Mortgage Loan to become delinquent or adversely affect the value or marketability of such Mortgage Loan, other than any such circumstances or conditions permitted under the Originator's Underwriting Guidelines;

                 (w) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii) (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

                 (x) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

                 (y) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Depositor all right, title, and interest of the Originators thereto as note holder and mortgagee or (ii) to grant to the Depositor the security interest referred to in Section 12.14 hereof and thereafter (x) to transfer the right, title and interest of the Depositor to the Trust and (y) to pledge the interest of the Trust to the Indenture Trustee for the benefit of the Noteholders. The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed. The Assignment of Mortgage delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section 2.05(a)(iv) is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Collateral Agent, on behalf of the Indenture Trustee, of the endorsed Mortgage Note, and such Assignment of Mortgage, and the delivery of such Assignment of Mortgage for recording to, and the due recording of such Assignment of Mortgage in, the appropriate public recording office in the jurisdiction in which the Mortgaged Property is located are sufficient to permit the Indenture Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Depositor and the Originators, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by the Depositor or the Originators from being enforceable;

                 (z) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Servicer shall maintain in its possession, available for the Indenture Trustee's inspection, and shall deliver to the Indenture Trustee or its designee upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated by this Agreement will not cause the violation of any such laws;

                 (aa) Such Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Originator, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Mortgage Loan. The assignment to the Indenture Trustee of the Originator's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and none of the Depositor, the Originators nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                 (bb) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 7.04 hereof. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement, and contain a standard mortgage clause naming the originator of such Mortgage Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and none of the Depositor, the related Originator or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;

                 (cc) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the trustee or the Noteholders to the Indenture Trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                 (dd) The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two-to six-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, a manufactured dwelling, or a mixed use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property held in trust, (v) a mobile home, (vi) a log-constructed home, or (vii) a recreational vehicle;

                 (ee) There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Depositor or the related Originator expects not to be cured, and no escrow deposits or payments of other charges or payments due the Depositor have been capitalized under the Mortgage or the Mortgage Note;

                 (ff) Such Mortgage Loan was not originated at a below market interest rate. Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

                 (gg) The origination and collection practices used by the Depositor, the Originators or the Servicer with respect to such Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

                 (hh) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Mortgage File;

                 (ii) All amounts received by the Depositor or the Originators with respect to such Mortgage Loan after the applicable Cut-Off Date and required to be deposited in the Payment Account have been so deposited in the Payment Account and are, as of the Closing Date, or will be as of the Subsequent Transfer Date, as applicable, in the Payment Account;

                 (jj) The appraisal report with respect to the Mortgaged Property contained in the Mortgage File was signed prior to the approval of the application for such Mortgage Loan by a qualified appraiser, duly appointed by the originator of such Mortgage Loan, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof and whose compensation is not affected by the approval or disapproval of such application;

                 (kk) Each of the Originators and the Depositor has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

                 (ll) With respect to second lien Mortgage Loans:

                      (i) the Depositor and the Originators have no knowledge that the Mortgagor has received notice from the holder of the prior mortgage that such prior mortgage is in default,

                      (ii) no consent from the holder of the prior mortgage is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Mortgage File,

                      (iii) if the prior mortgage has a negative amortization feature, the CLTV was determined using the maximum loan amount of such prior mortgage, and

                      (iv) the related first mortgage loan encumbering the related Mortgaged Property does not have a mandatory future advance provision.

                      (mm) Each of the Mortgage Loans is securitizable upon substantially the same terms and conditions as the mortgage loans included in the ABFS Mortgage Loan Trust 2000-1;

                      (nn) To the best of the Depositor's and the Originators' knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                      (oo) Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under (other than properly stored materials, used for reasonable residential purposes), released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the Originators nor any Mortgagor has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto;

                      (pp) With respect to any business purpose loan, the related Mortgage Note contains an acceleration clause, accelerating the maturity date under the Mortgage Note to the date the individual guarantying such loan, if any, becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally; and

                      (qq) Each of the Originators and the Depositor further represent and warrant to the Indenture Trustee and the Noteholders that as of the Subsequent Cut-Off Date all representations and warranties set forth in clauses (a) through (pp) above will be correct in all material respects as to each Subsequent Mortgage Loan, and the representations so made in this subsection (qq) as to the following matters will be correct: (i) each Subsequent Mortgage Loan will not be thirty (30) or more days contractually delinquent as of the related Subsequent Cut-Off Date; and (ii) the purchase of the Subsequent Mortgage Loans is consented to by the Initial Purchaser, notwithstanding the fact that the Subsequent Mortgage Loans meet the parameters stated herein.

         Section 4.02. Purchase and Substitution. (a) It is understood and agreed that the representations and warranties set forth in Section 4.01 herein shall survive the purchase by the Depositor of the Mortgage Loans, the subsequent transfer thereof by the Depositor to the Trust, the subsequent pledge thereof by the Trust to the Indenture Trustee, for the benefit of the Noteholders, and the delivery of the Notes to the Noteholders, and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

                 (b) Upon discovery by the Originators, the Depositor, the Servicer, any Subservicer, the Indenture Trustee, the Collateral Agent, or a Noteholder of a breach of any of the representations and warranties in Sections 3.01, 3.02 or 4.01 hereof which materially and adversely affects the value of the Mortgage Loans or the interest of the Noteholders, or which materially and adversely affects the interests of the Noteholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Originator's best knowledge), the party discovering such breach or failure shall promptly (and in any event within five (5) days of the discovery) give written notice thereof to the others. Within five (5) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Servicer shall, or shall cause the Originator (or, if the Originator fails to do so, the Depositor) to, (a) promptly cure such breach in all material respects, (b) purchase such Mortgage Loan on the next succeeding Servicer Payment Date, in the manner and at the price specified in Section 2.06(c) and this Section 4.02, or (c) remove such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner specified in
Section 2.06(c) and this Section 4.02. The Collateral Agent shall give prompt written notice to the Indenture Trustee, who shall deliver such notice to the Initial Purchaser of any repurchase or substitution made pursuant to this
Section 4.02 or Section 2.06(c).

                 (c) As to any Deleted Mortgage Loan for which the Originator (or the Depositor, as the case may be) substitutes a Qualified Substitute Mortgage Loan or Loans, the Servicer shall cause the Originator (or the Depositor, as the case may be) to effect such substitution by delivering to the Indenture Trustee a certification, in the form attached hereto as Exhibit C, executed by a Servicing Officer, and the documents described in Sections 2.05(a)(i)-(vi) for such Qualified Substitute Mortgage Loan or Loans.

                 (d) The Servicer shall deposit in the Payment Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loan or Loans on or before the date of substitution will be retained by the Originators (or the Depositor, as the case may be). The Trust will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Originators (or the Depositor, as the case may be) shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Indenture Trustee, the Collateral Agent and the Initial Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects.

                 (e) It is understood and agreed that the obligations of the Originators and the Depositor set forth herein to, and the Servicer's obligation set forth in this Section 4.02 to cause the Originators or the Depositor to, cure, purchase or substitute for a defective Mortgage Loan, or to indemnify as described in subsection (f) below, together with the Guarantor's guaranty of such obligations, constitute the sole remedies of the Indenture Trustee, the Collateral Agent and the Noteholders respecting a breach of the representations and warranties of the Originators.

                 (f) The Originators hereby indemnify the Indenture Trustee, the Depositor, the Trust, the Owner Trustee, the Collateral Agent and the Noteholders and their successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of a breach by the Depositor or the related Originator of the representations or warranties herein. The indemnities contained herein shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.

                 (g) Each of the Originators shall be jointly and severally responsible for any repurchase, cure or substitution obligation of the Originators under this Agreement or the Indenture.

                                    ARTICLE V

                        THE ORIGINATORS AND THE DEPOSITOR

         Section 5.01. Covenants of the Originators and the Depositor. (a) Each of the Originators and the Depositor covenant to the Indenture Trustee, the Trust, the Collateral Agent, the Servicer and the Noteholders as follows:

                      (i) The Originators and the Depositor shall cooperate with such parties and the firm of independent certified public accountants retained with respect to the issuance of the Notes in making available all information and taking all steps reasonably necessary or reasonably required by the Initial Purchaser to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein;

                      (ii) The Originators and the Depositor agree to satisfy or cause to be satisfied on or prior to the Closing Date, all of the conditions set forth in Section 6.01 hereof that are within the Originators' and the Depositor's (or their agents') control; and

                      (iii) The Originators and the Depositor hereby agree to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Originators or the Depositor as the Owner Trustee or the Initial Purchaser or their counsel may reasonably request in order to (A) consummate the transfer of the Mortgage Loans to the Depositor and from the Depositor to the Trust and the subsequent transfer thereof to the Indenture Trustee, and the issuance and sale of the Notes and (B) consummate a Securitization or whole-loan transfer of some or all of the Mortgage Loans.

                 (b) The Depositor covenants to the Noteholders that it shall not, for so long as an Event of Default or an Amortization Event exists under the Indenture, pay any dividend to the holders of its common stock.

         Section 5.02. Merger or Consolidation. Each of the Originators and the Depositor will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which any of the Originators or the Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Originators or the Depositor shall be a party, or any Person succeeding to the business of the Originators or the Depositor, shall be approved by the Initial Purchaser, which approval shall not be unreasonably withheld. If the approval of the Initial Purchaser is not acquired, the successor shall be an established mortgage loan servicing institution that is a Permitted Transferee and in all events shall be the successor of the Originators or the Depositor without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Originators and the Depositor shall send notice of any such merger or consolidation to the Indenture Trustee and the Initial Purchaser.

         Section 5.03. Costs. In connection with the transactions contemplated under this Agreement, the Trust Agreement and the Indenture, the Originators and the Depositor shall promptly pay: (a) the fees and disbursements of the Depositor's and the Originators' counsel; (b) any of the fees of the Indenture Trustee and the fees and disbursements of the Indenture Trustee's counsel; (c) any of the fees of the Owner Trustee and the fees and disbursements of the Owner Trustee's counsel; (d) the fees and disbursements for Deloitte & Touche LLP, accountants for the Originators; and (e) all of the reasonable initial expenses of the Initial Purchaser including, without limitation, legal fees (not to exceed $40,000) and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Mortgage Files. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Initial Purchaser shall not pay any of the Indenture Trustee's or Owner Trustee's fees and expenses in connection with the transactions contemplated by this Agreement, the Trust Agreement and the Indenture. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

         Section 5.04. Indemnification. (a) The Originators and the Depositor, jointly and severally, agree to indemnify and to hold the Initial Purchaser harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Initial Purchaser may sustain in any way related to the failure of any of the Originators or the Depositor to perform any of their duties in compliance with the terms of this Agreement. The Originators or the Depositor shall immediately notify the Initial Purchaser if a claim is made by a third party with respect to this Agreement, and the Originators or the Depositor shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Initial Purchaser in respect of such claim.

                 (b) Promptly after receipt by an indemnified party under this
Section 5.04 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5.04, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 5.04 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

                                   ARTICLE VI

                              CONDITIONS OF CLOSING

         Section 6.01. Conditions of Depositor's Obligations. The obligations of the Trust to purchase the Mortgage Loans and the Initial Purchaser to purchase the Notes will be subject to the satisfaction on the Closing Date of the following conditions.

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

                 (a) Each of the obligations of the Originators and the Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Depositor and the Originators under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and the Initial Purchaser shall have received a certificate to the effect of the foregoing signed by an authorized officer of each of the Depositor and the Originators. In addition, with respect to each Closing Date, each Mortgage Loan to be conveyed to the Trust on such Closing Date shall be determined by the Initial Purchaser, in its sole discretion, to be securitizable.

                 (b) All fees and expenses set forth in Section 5.03 shall have been paid by the Originators and/or the Depositor.

                 (c) The Mortgage Loans will be acceptable to the Initial Purchaser, in its sole reasonable discretion.

                 (d) The Initial Purchaser shall have received the following additional closing documents, in form and substance reasonably satisfactory to the Initial Purchaser and its counsel:

                     (i) the Mortgage Loan Schedule;

                     (ii) this Agreement, the Indenture, the Trust Agreement, and the Purchase Agreement dated as of March 29, 2000 between the Depositor and Prudential Securities Credit Corp., LLC and all documents required thereunder, duly executed and delivered by each of the parties thereto;

                     (iii) officer's certificates of an officer of each of the Originators and the Depositor, dated as of the Closing Date, and attached thereto resolutions of the board of directors and a copy of the charter and by-laws;

                     (iv) copy of each of the Originators and the Depositor's charter and all amendments, revisions, and supplements thereof, certified by a secretary of each entity;

                     (v) an opinion of the counsel for the Originators and the Depositor as to various corporate matters in a form acceptable to the Initial Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Indenture Trustee shall be entitled to rely on the opinion);

                     (vi) opinions of counsel for the Originators and the Depositor relating to certain bankruptcy matters, in forms acceptable to the Initial Purchaser and its counsel (it being agreed that such opinions shall expressly provide that the Indenture Trustee shall be entitled to rely on such opinions);

                     (vii) an opinion of counsel for the Indenture Trustee in form and substance acceptable to the Initial Purchaser and its counsel

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

         (it being agreed that the opinion shall expressly provide that the Originators and the Depositor shall be entitled to rely on the opinion);

                     (viii) an opinion of counsel for the Owner Trustee in form and substance acceptable to the Initial Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Originators and the Depositor shall be entitled to rely on the opinion);

                     (ix) an opinion or opinions of counsel for the Servicer, in form and substance acceptable to the Initial Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Originators and the Depositor shall be entitled to rely on the opinion); and

                 (e) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Initial Purchaser and its counsel.

                 (f) The Originators and the Depositor shall have furnished the Initial Purchaser with such other certificates of its officers or others and such other documents or opinions as the Initial Purchaser or its counsel may reasonably request.

         Section 6.02. Termination of Initial Purchaser's Obligations. The Initial Purchaser may terminate its obligations hereunder by notice to the Originators and the Depositor at any time before delivery of and payment of the purchase price for the Notes if: (a) any of the conditions set forth in Section
6.01 are not satisfied when and as provided therein; (b) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Depositor or any Originator, or for the winding up or liquidation of the affairs of the Depositor or any Originator; (c) there shall have been the consent by the Depositor or any Originator to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Depositor or any Originator or of or relating to substantially all of the property of the Depositor or any Originator; (d) any purchase and assumption agreement with respect to the Depositor or any Originator or the assets and properties of the Depositor or any Originator shall have been entered into; or (e) an Amortization Event shall have occurred. The termination of the Initial Purchaser's obligations hereunder shall not terminate the Initial Purchaser's rights hereunder or its right to exercise any remedy available to it at law or in equity.

                                   ARTICLE VII

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

         Section 7.01. The Servicer. The Servicer shall service and administer the Mortgage Loans in accordance with the Accepted Servicing Practices and shall have full power and authority to do any and all things not inconsistent
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

therewith in connection with such servicing and administration which it may deem necessary or desirable subject to the limitations set forth in this Agreement. The Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Noteholders and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, and to effect such modifications, waivers, indulgences and other like matters as are in its judgment necessary or desirable, with respect to the Mortgage Loans and the Mortgaged Properties and the servicing and administration thereof. The Servicer shall notify the Indenture Trustee of any such waiver, release, discharge, modification, indulgence or other such matter by delivering to the Indenture Trustee an Officer's Certificate certifying that such agreement is in compliance with this Section 7.01 together with the original copy of any written agreement or other document executed in connection therewith, all of which written agreements or documents shall, for all purposes, be considered a part of the related Indenture Trustee's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not permit any modification with respect to any Mortgage Loan unless (i) the modifications do not decrease the Mortgage Interest Rate, reduce or increase the principal balance, decrease the lien priority, increase the current LTV above the lesser of the current LTV or the original LTV, or change the final maturity date on or of such Mortgage Loan and (ii) the Initial Purchaser consents to such modifications in writing.

         The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         Section 7.02. Collection of Certain Mortgage Loan Payments; Collection Account. (a) The Servicer shall make its reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow Accepted Servicing Practices. Consistent with the foregoing, the Servicer may in its discretion waive any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loans.

                 (b) The Servicer shall establish and maintain, in the name of the Indenture Trustee, the Collection Account, in trust for the benefit of the Noteholders. The Collection Account shall be established and maintained as an Eligible Account.

                 (c) The Servicer shall deposit in the Collection Account any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date after the related Cut-Off Date, and thereafter, no later than the third Business Day following receipt thereof (except as otherwise permitted herein), the following payments and collections received or made by it (other than in respect of principal collected and interest due on the Mortgage Loans on or before the related Cut-Off Date):

                     (i) payments of interest on the Mortgage Loans;

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

                     (ii) payments of principal of the Mortgage Loans;

                     (iii) the Loan Repurchase Price of Mortgage Loans repurchased pursuant to Sections 2.06 or 4.02;

                     (iv) the Substitution Adjustment received in connection with Mortgage Loans for which Qualified Substitute Mortgage Loans are received pursuant to Sections 2.06 and 4.02;

                     (v) all Liquidation Proceeds; and

                     (vi) all Insurance Proceeds (including, for this purpose, any amounts required to be deposited by the Servicer pursuant to
         Section 7.04 hereof).

         It is understood that the Servicer need not deposit amounts representing fees, prepayment premiums, late payment charges or extension or other administrative charges payable by Mortgagors, or amounts received by the Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

                 (d) The Servicer shall invest any funds in the Collection Account in Permitted Investments, which shall mature not later than the Business Day next preceding the Servicer Payment Date next following the date of such investment (except that any investment held by the Indenture Trustee may mature on such Servicer Payment Date) and shall not be sold or disposed of prior to its maturity. All net income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order on a Servicer Payment Date. The Servicer shall deposit from its own funds the amount of any loss, to the extent not offset by investment income or earnings, in the Collection Account upon the realization of such loss.

         Section 7.03. Permitted Withdrawals from the Collection Account. The Servicer may make withdrawals from the Collection Account, on or prior to any Servicer Payment Date, for the following purposes:

                 (a) to reimburse the Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the sum of the related Insurance Proceeds and Liquidation Proceeds deposited in the Collection Account pursuant to Section 7.02(c)(v)-(vi);

                 (b) to reimburse the Servicer for amounts expended by it pursuant to Section 7.04 in good faith in connection with the restoration of damaged property, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of withdrawals pursuant to Section 7.03(a)) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage deposited in the Collection Account pursuant to Section 7.02(c)(v)-(vi);

                 (c) to pay to the Depositor or the Originator amounts received in respect of any Defective Mortgage Loan purchased or substituted for by the

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

Depositor or the Originator to the extent that the payment of any such amounts on the Servicer Payment Date upon which the proceeds of such purchase are paid would make the total amount distributed in respect of any such Mortgage Loan on such Servicer Payment Date greater than the Loan Repurchase Price or the Substitution Adjustment therefor;

                 (d) to reimburse the Servicer for unreimbursed Servicing Advances, without interest, with respect to the Mortgage Loans for which it has made a Servicing Advance, from subsequent collections with respect to interest on such Mortgage Loans and from Liquidation Proceeds, Insurance Proceeds and/or the Loan Repurchase Price or Substitution Adjustment of or relating to such Mortgage Loans;

                 (e) to reimburse the Servicer for any Periodic Advances determined in good faith to have become Nonrecoverable Advances, such reimbursement to be made from any funds in the Collection Account;

                 (f) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                 (g) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein; and

                 (h) to pay the Servicer the Servicing Compensation pursuant to
Section 7.08 hereof to the extent not retained or paid.

         The Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Collection Account pursuant to this Section 7.03.

         Section 7.04. Hazard Insurance Policies; Property Protection Expenses.
(a) The Servicer shall cause to be maintained for each Mortgage Loan a hazard insurance policy with extended coverage which contains a standard mortgagee's clause with an appropriate endorsement in an amount equal to the lesser of (x) the maximum insurable value of the related Mortgaged Property or (y) the sum of the Principal Balance of such Mortgage Loan plus the outstanding balance of any mortgage loan senior to such Mortgage Loan, but in no event shall such amount be less than is necessary to prevent the Mortgagor from becoming a coinsurer thereunder. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the sum of the Principal Balance of such Mortgage Loan and the principal balance of any mortgage loan senior to such Mortgage Loan at the time of such foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent that they constitute Liquidation Proceeds

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

or Insurance Proceeds. Each hazard insurance policy shall contain a standard mortgage clause naming the Originator, its successors and assigns, as mortgagee.

                 (b) If the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to the Initial Purchaser insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 7.04(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 7.04(a), and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

                 (c) If the Mortgaged Property or REO Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area (and if the flood insurance policy referenced herein has been made available), the Servicer will cause to be maintained flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the sum of the Principal Balance of the related Mortgage Loan and the principal balance of the related first lien, if any, (ii) the maximum insurable value of the related Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         Section 7.05. Assumption and Modification Agreements. In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall exercise its right to accelerate the maturity of the related Mortgage Loan and require that the Principal Balance thereof be paid in full on or prior to such conveyance by the Mortgagor under any "due-on-sale" clause applicable thereto. If such "due-on-sale" clause, by its terms, is not operable or the Servicer is prevented, as provided in the last paragraph of this Section 7.05, from enforcing any such clause, the Servicer is authorized, subject to the consent of the Initial Purchaser, to take or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon or, if the Servicer in its reasonable judgment finds it appropriate, is released from liability thereon. The Servicer shall notify the Indenture Trustee and the Collateral Agent that any assumption and modification agreement has been completed by delivering to the Indenture Trustee, the Collateral Agent and the Initial Purchaser an Officer's Certificate certifying that such agreement is in compliance with this Section 7.05 together with the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the then current Mortgage Interest Rate thereon shall not be increased or decreased. Any fee collected by the Servicer for entering into any such agreement will be retained by the Servicer as additional servicing compensation. At its sole election, the Servicer may purchase from the Trust any Mortgage Loan that has been assumed in accordance with this Section 7.05 within one month after the date of such assumption at a price equal to the greater of (i) the fair market value of such Mortgage Loan (as determined by the Servicer in its good faith judgment) and

(ii) the Loan Repurchase Price. Such amount, if any, shall be deposited into the Collection Account in the Due Period in which such repurchase is made.

         Notwithstanding the foregoing paragraph of this Section 7.05 or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of any Mortgaged Property without the assumption thereof, by operation of law or any assumption or transfer which the Servicer reasonably believes it may be restricted by law from preventing for any reason whatsoever.

         Section 7.06. Realization Upon Defaulted Mortgage Loans. (a) The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 7.02(a). Prior to conducting any sale in a foreclosure proceeding or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Servicer shall cause an environmental review to be performed, in accordance with Accepted Servicing Practices on the Mortgaged Property by a company such as Equifax, Inc. or Toxicheck. If such review reveals that the Mortgaged Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Servicer shall not foreclose or accept a deed-in-lieu of foreclosure, without the prior written consent of the Initial Purchaser. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures which are consistent with Accepted Servicing Practices as it shall deem necessary or advisable and as shall be normal and usual in its general first and second mortgage loan servicing activities. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless, in the reasonable judgment of the Servicer, such expenses will be recoverable from Liquidation Proceeds.

                 (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of Noteholders.

                 (c) Any Insurance Proceeds or Liquidation Proceeds received with respect to a Mortgage Loan or REO Property (other than received in connection with a purchase by the Trust Certificateholders of all the Mortgage Loans and REO Properties in the Trust Estate pursuant to Section 10.01 of the Indenture) will be applied in the following order of priority, in each case to the extent of Available Funds: first, to pay the Servicer any accrued and unpaid Servicing Fees relating to such Mortgage Loan; second, to reimburse the Servicer or any Subservicer for any related unreimbursed Servicing Advances, and any related unreimbursed Periodic Advances theretofore funded by the Servicer or any Subservicer from its own funds, in each case, with respect to the related Mortgage Loan; third, to accrued and unpaid interest on the Mortgage Loan, at the Mortgage Interest Rate (or at such lesser rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act) on the Principal Balance of such Mortgage Loan, to the date such Mortgage Loan is determined to be a Liquidated Mortgage Loan if it is a Liquidated Mortgage Loan, or to the Due Date in the Due Period prior to the Payment Date on which such amounts are to be paid if such determination has not yet been made, minus any unpaid Servicing Fees with respect to such Mortgage Loan; fourth, to the extent of the Principal

Balance of the Mortgage Loan outstanding immediately prior to the receipt of such proceeds, as a recovery of principal of the related Mortgage Loan; and fifth, to any prepayment or late payment charges or penalty interest payable in connection with the receipt of such proceeds and to all other fees and charges due and payable with respect to such Mortgage Loan. The amount of any gross Insurance Proceeds and Liquidation Proceeds received with respect to any Mortgage Loan or REO Property minus the amount of any unreimbursed Servicing Advances, unreimbursed Periodic Advances or unpaid Servicing Fees, in each case, with respect to the related Mortgage Loan, are the "Net Recovery Proceeds" with respect to such Mortgage Loan or REO Property.

         Section 7.07. Indenture Trustee to Cooperate. Upon the payment in full of the Principal Balance of any Mortgage Loan, the Servicer will notify the Indenture Trustee and the Collateral Agent by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 7.02 have been so deposited) of a Servicing Officer. Upon any such payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 7.01, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from the Collection Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Collateral Agent shall, upon request of the Servicer and delivery to the Collateral Agent of a Request for Release signed by a Servicing Officer, release the related Mortgage File to the Servicer and shall execute such documents as shall be necessary for the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return the Indenture Trustee's Mortgage File to the Collateral Agent when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Request for Release shall be released by the Collateral Agent to the Servicer.

         Section 7.08. Servicing Compensation; Payment of Certain Expenses by Servicer. On each Payment Date, the Servicer shall be entitled to receive, and the Indenture Trustee shall pay, out of collections on the Mortgage Loans for the Due Period, as servicing compensation for such Due Period, an amount (the "Monthly Servicing Fee") equal to the product of one-twelfth of the Servicing Fee Rate and the aggregate outstanding Principal Balance of each Pool of Mortgage Loans as of the beginning of such Due Period. Additional servicing compensation in the form of assumption fees, late payment charges or extension and other administrative charges shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all fees and expenses of the Subservicer, payment of the Indenture Trustee Fee and payment of the Collateral Agent Fee to the extent that monies in the Collection Account are insufficient therefor, as provided in Section 6.16 of the Indenture and Section 11.05 hereof, and all other fees and expenses not expressly stated hereunder to be payable by or from another source) and shall not be entitled to reimbursement therefor except as specifically provided herein.

         Section 7.09. Annual Statement as to Compliance. The Servicer will deliver to the Indenture Trustee, the Collateral Agent, and each Noteholder, on or before April 30 of each year, beginning April 30, 2001, an Officer's Certificate of the Servicer stating that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         Section 7.10. Annual Independent Public Accountants' Servicing Report. On or before April 30 of each year, beginning April 30, 2001, the Servicer at its expense shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants (who may also render other services to the Servicer) to furnish a report to the Indenture Trustee, the Collateral Agent and each Noteholder to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under servicing agreements (including this Agreement) substantially similar to this Agreement, and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

         Section 7.11. Access to Certain Documentation. The Servicer shall permit the designated agents or representatives of each Noteholder, the Initial Purchaser, the Collateral Agent and the Indenture Trustee (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of the Servicer relating to the Mortgage Loans and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials and to discuss matters relating to the Mortgage Loans and the Servicer's performance under this Agreement with any of the officers or employees of the Servicer having knowledge thereof and with the independent public accountants of the Servicer (and by this provision the Servicer authorizes its accountants to discuss their respective finances and affairs), all at such reasonable times, as often as may be reasonably requested and without charge to such Noteholder, the Initial Purchaser, the Collateral Agent or the Indenture Trustee.

         Section 7.12. Maintenance of Fidelity Bond. The Servicer shall during the term of its service as Servicer maintain in force a fidelity bond and errors and omissions insurance in respect of its officers, employees or agents in an amount at least equal to $1,000,000. Such bond and insurance shall comply with the requirements from time to time of the FNMA for Persons performing servicing for mortgage loans purchased by such association and shall name the Initial Purchaser as an additional loss payee.

         Section 7.13. The Subservicers. The parties acknowledge that the Servicer intends to appoint the Subservicers as the Servicer's agents for the purpose of servicing on the Servicer's behalf such of the Mortgage Loans as were originated in the States of New Jersey, Pennsylvania and New York. The Servicer agrees to cause the Subservicers to service such Mortgage Loans in a manner consistent with the Accepted Servicing Practices set forth in this Agreement, and agrees that receipt by the Subservicers of any and all amounts which by the terms hereof are required to be deposited in the Collection Account shall constitute receipt thereof by the Servicer for all purposes hereof as of the date so received by the Subservicers. Notwithstanding such designation of the Subservicers, the Servicer agrees that it is, and it shall remain, fully obligated under the terms hereof as Servicer with respect to all such Mortgage Loans, and nothing herein shall relieve or release the Servicer from its obligations to the other parties hereto to service such Mortgage Loans in the manner provided in this Agreement.

         Section 7.14. Reports to the Indenture Trustee; Collection Account Statements. Not later than fifteen (15) days after each Payment Date, the Servicer shall provide to the Indenture Trustee, the Collateral Agent and the Initial Purchaser a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the related Payment Date, stating that all payments required by this Agreement to be made by the Servicer on behalf of the Indenture Trustee have been made (or if any required payment has not been made by the Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 7.02 and each category of withdrawal specified in Section 7.03 and the aggregate of deposits into the Collection Account as specified in Section 8.01. Such statement shall also state the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Payment Date occurs. Copies of such statement shall be provided by the Indenture Trustee to any Noteholder upon request.

         Section 7.15. Optional Purchase of Defaulted Mortgage Loans. The Depositor or the Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Servicer, the Indenture Trustee and the Initial Purchaser), but shall not be obligated, to purchase for its own account from the Trust any Mortgage Loan which is fifty-nine (59) days or more Delinquent in the manner and at the Loan Purchase Price (except that the amount described in clause (ii) of the definition of Loan Purchase Price shall in no case be net of the Servicing Fee). The purchase price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Collateral Agent, upon the Indenture Trustee's receipt of such deposit, shall release or cause to be released to the purchaser of such Mortgage Loan the related Indenture Trustee's Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Indenture Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Indenture Trustee, the Collateral Agent, the Initial Purchaser or the Noteholders with respect thereto. The purchaser of such Mortgage Loan shall give written notice to the Initial Purchaser of the means by which any Mortgage Loan purchased pursuant to this
Section 7.15 is ultimately disposed of.

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

         Section 7.16. Reports to be Provided by the Servicer. (a) Two (2) Business Days prior to each Servicer Payment Date, the Servicer shall deliver to the Indenture Trustee and the Initial Purchaser a Servicer Remittance Report for such Payment Date, setting forth the information required in the definition of "Servicer Remittance Report."

                 (b) On each Servicer Payment Date and each Subsequent Transfer Date, the Servicer shall deliver to the Indenture Trustee and the Initial Purchaser (as directed by the Initial Purchaser) the following information with respect to all Mortgage Loans as well as a break out as to consumer purpose and business purpose Mortgage Loans, in each case, as of the close of business on the last Business Day of the prior calendar month (except as otherwise provided in clause (v) below):

                     (i) the total number of Mortgage Loans and the Aggregate Principal Balances thereof, together with the number, Aggregate principal balances of such Mortgage Loans and the percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans (A) 31-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90 or more days Delinquent;

                     (ii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

                     (iii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

                     (iv) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans relating to REO Properties and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

                     (v) such loan level information as is generally included in the offering documents for Securitizations entered into by the Servicer and the Originators;

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

                     (vi) the book value of any REO Property;

                     (vii) the aggregate Principal Balance of all Mortgage Loans that have ceased to be Eligible Mortgage Loans since the Initial Cut-Off Date (such Principal Balance measured as of the day immediately preceding the date on which each such Mortgage Loan ceased to be an Eligible Mortgage Loan), provided that each such Mortgage Loan was Delinquent more than 30 days at the time such Mortgage Loan ceased to be an Eligible Mortgage Loan, but excluding any Mortgage Loans that have been released from the lien of the Indenture due to the disposition of such Mortgage Loans in a Securitization or as part of a whole loan sale aggregating $5,000,000 or more in unpaid Principal Balance;

                     (viii) the total number of Mortgage Loans and the Pool Principal Balance; and

                     (ix) any other information reasonably requested by the Initial Purchaser.

                 (c) In connection with the transfer of the Notes, the Indenture Trustee on behalf of any Noteholder may request that the Servicer make available to any prospective Noteholder annual audited financial statements of the Servicer for one or more of the most recently completed five (5) fiscal years for which such statements are publicly available together with the most recent unaudited quarterly financial statements of the Servicer, which request shall not be unreasonably denied or unreasonably delayed. Such annual audited financial statements also shall be made available to the Initial Purchaser upon request. In addition, the Servicer shall make available to any prospective Noteholder any and all information that the Servicer is required to provide to the lender under the Existing Warehouse Facility.

                 (d) The Servicer also agrees to make available on a reasonable basis to the Initial Purchaser and any prospective Noteholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Initial Purchaser and any prospective Noteholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Initial Purchaser and such prospective Noteholder that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

         Section 7.17. Adjustment of Servicing Compensation in Respect of Prepaid Mortgage Loans. The Monthly Servicing Fee that the Servicer shall be entitled to receive with respect to each Mortgage Loan and each Payment Date shall be offset on such Payment Date by an amount equal to the Prepayment Interest Shortfall with respect to such Mortgage Loan to the extent that it is the subject of Principal Prepayments during the month preceding the month of such Payment Date. The amount of any offset against the Monthly Servicing Fee with respect to any Payment Date under this Section 7.17 shall be limited to the Monthly Servicing Fee otherwise payable to the Servicer (without adjustment on account of Prepayment Interest Shortfalls) with respect to such Mortgage Loan, and the rights of the Noteholders to the offset of the aggregate Prepayment Interest Shortfalls against the Monthly Servicing Fee shall not be cumulative.

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

         Section 7.18. Periodic Advances. If, on any Servicer Payment Date, the Servicer determines that any Monthly Payments due on the Due Date immediately preceding such Servicer Payment Date have not been received as of the end of the related Due Period, the Servicer shall determine the amount of any Periodic Advance required to be made with respect to the related Payment Date. The Servicer shall include in the amount to be deposited in the Collection Account on such Servicer Payment Date an amount equal to the Periodic Advance, if any, which deposit may be made in whole or in part from funds in the Collection Account being held for future payment or withdrawal on or in connection with Payment Dates in subsequent months. Any funds being held for future payment to Noteholders and so used shall be replaced by the Servicer from its own funds by deposit in the Collection Account on or before the Business Day preceding any such future Servicer Payment Date to the extent that funds in the Collection Account on such Servicer Payment Date shall be less than payments to Noteholders required to be made on such date.

         The Servicer shall designate on its records the specific Mortgage Loans and related installments (or portions thereof) as to which such Periodic Advance shall be deemed to have been made, such determination being conclusive for purposes of withdrawals from the Collection Account pursuant to Section 7.03 hereof.

         Section 7.19. Indemnification; Third Party Claims. The Servicer agrees to indemnify and to hold each of the Trust, the Owner Trustee, the Depositor, the Indenture Trustee, the Collateral Agent, the Originators and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust, the Owner Trustee, the Depositor, the Indenture Trustee, the Collateral Agent, the Originators and any Noteholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement and the other Basic Documents. Each indemnified party and the Servicer shall immediately notify the other indemnified parties if a claim is made by a third party with respect to this Agreement and the other Basic Documents, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Trust, the Owner Trustee, the Depositor, the Servicer, the Indenture Trustee, the Collateral Agent, the Originators and/or a Noteholder in respect of such claim. The Indenture Trustee shall reimburse the Servicer in accordance with Section 7.08 hereof, out of collections on the Mortgage Loans for the Due Period, for all amounts advanced by it pursuant to the preceding sentence except to the extent that the claim relates directly to the failure of the Servicer to service and administer the Mortgages in compliance with the terms of this Agreement; provided, that the Servicer's indemnity hereunder shall not be in any manner conditioned on the availability of funds for such reimbursement. The obligations of the Servicer under this Section 7.19 arising prior to any resignation or termination of the Servicer hereunder shall survive the resignation or termination of the Servicer.

         Section 7.20. Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the Servicer. (a) The Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.02 to be true and correct at all times under this Agreement.

                 (b) Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and is a Permitted Transferee, and in all events shall be the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger or consolidation to the Owner Trustee, the Indenture Trustee, the Collateral Agent and the Initial Purchaser.

         Section 7.21. Assignment of Agreement by Servicer; Servicer Not to Resign. The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Initial Purchaser or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Servicer without incurring, in the reasonable judgment of the Initial Purchaser, unreasonable expense. Any such determination that the Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trust, the Depositor and the Initial Purchaser. No such resignation shall become effective until the Indenture Trustee or a successor appointed in accordance with the terms of this Agreement has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section
9.02. The Servicer shall provide the Initial Purchaser with 30 days' prior written notice of its intention to resign pursuant to this Section 7.21.

         Section 7.22. Hedging. The Servicer covenants and agrees to maintain at all times on behalf of the Issuer, for the benefit of the Noteholders, hedging agreements with third parties (including PSI and the Initial Purchaser), with a principal balance or a notional principal balance that is no less than 90% and no more than 100% of the outstanding Principal Balance of the Pledged Mortgage Loans, that are reasonably satisfactory to the Initial Purchaser. The Servicer and the Depositor hereby covenant and agree that the proceeds from any hedging transactions shall be deposited in the Payment Account with the Indenture Trustee and any losses associated with such hedging transactions shall be borne by the Depositor and the Depositor hereby covenants to pay to the Indenture Trustee an amount equal to any such losses when such losses are incurred.

                                  ARTICLE VIII

                              APPLICATION OF FUNDS

         Section 8.01. Deposits to the Payment Account. On each Servicer Payment Date, the Servicer shall cause to be deposited in the Payment Account, from funds on deposit in the Collection Account, (a) an amount equal to the Servicer

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

Remittance Amount and (b) Net Foreclosure Profits, if any with respect to the related Payment Date, minus any portion thereof payable to the Servicer pursuant to Section 7.03. On each Servicer Payment Date, the Servicer shall also deposit into the Payment Account any Periodic Advances with respect to the related Payment Date calculated in accordance with Section 7.18 and any amounts required to be deposited in connection with a Subsequent Mortgage Loan pursuant to
Section 2.14(b) of the Indenture.

         Section 8.02. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of all money and other property payable to or receivable by the Indenture Trustee pursuant to this Agreement, including all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Indenture Trustee by the Servicer or by any Subservicer. The Indenture Trustee shall hold all such money and property received by it, as part of the Trust Estate and shall apply it as provided in the Indenture.

         Section 8.03. Application of Principal and Interest. In the event that Net Liquidation Proceeds on a Liquidated Mortgage Loan are less than the Principal Balance of the related Mortgage Loan plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided, first to interest accrued at the Mortgage Interest Rate and then to principal.

         Section 8.04.  [Reserved].

         Section 8.05. Compensating Interest. Not later than the close of business on the third Business Day prior to the Payment Date, the Servicer shall remit to the Indenture Trustee (without right to reimbursement therefor) for deposit into the related Payment Account, an amount equal to, for each Mortgage Loan, the lesser of (a) the Prepayment Interest Shortfall for such Mortgage Loan for the related Payment Date resulting from Principal Prepayments during the related Due Period and (b) its Monthly Servicing Fees with respect to such Mortgage Loan received in the related Due Period (the "Compensating Interest").

                                   ARTICLE IX

                                SERVICER DEFAULT

         Section 9.01. Servicer Events of Default. (a) The following events shall each constitute a "Servicer Event of Default" hereunder:

                 (i) any failure by the Servicer to remit to the Indenture Trustee any payment required to be made by the Servicer under the terms of this Agreement (other than Servicing Advances covered by clause (ii) below), which continues unremedied for one (1) Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer and the Initial Purchaser by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Initial Purchaser or Noteholders of Notes evidencing Percentage Interests of at least 25%;

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

                 (ii) the failure by the Servicer to make any required Servicing Advance, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by any Noteholder;

                 (iii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, or the failure of any representation and warranty made pursuant to Section
         3.02 hereof to be true and correct which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by any Noteholder or the Initial Purchaser;

                 (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidation in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of thirty (30) days;

                 (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property;

                 (vi) the Servicer shall admit in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

                 (vii) the Initial Purchaser shall notify the Indenture Trustee of any "event of default" under the Purchase Agreement;

                 (viii) if at the end of any Collection Period, the Collateral Performance Ratio exceeds 4%;

                 (ix) the occurrence of an Event of Default or an Amortization Event under the Indenture; or

                 (x) the occurrence of an Event of Default under the Existing Warehouse Facility.

                 (b) So long as a Servicer Event of Default shall have occurred and not have been remedied: (x) with respect solely to Section 9.01(a)(i), if such payment is in respect of Periodic Advances or Compensating Interest owing

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

by the Servicer and such payment is not made by 12:00 noon New York time on the second Business Day prior to the applicable Payment Date, the Indenture Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic and facsimile notice of such failure to a Servicing Officer of the Servicer and to the Initial Purchaser and the Indenture Trustee shall, with the consent of the Initial Purchaser, terminate all of the rights and obligations of the Servicer under this Agreement, except for the Servicer's indemnification obligation under Section 7.19, and the Indenture Trustee, or a successor Servicer appointed in accordance with Section 9.02, shall immediately make such Periodic Advance or payment of Compensating Interest and assume, pursuant to Section 9.02 hereof, the duties of a successor Servicer; (y) with respect to that portion of Section 9.01(a)(i) not referred to in the preceding clause (x) and with respect to clauses (ii), (iii), (iv), (v),
(vi) and (vii) of Section 9.01, the Indenture Trustee shall, but only at the direction of the Initial Purchaser or the Majority Noteholders, by notice in writing to the Servicer and a Responsible Officer of the Indenture Trustee and subject to the prior written consent of the Initial Purchaser, in the case of any removal at the direction of the Majority Noteholders, and in addition to whatever rights such Noteholders may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement, except for the Servicer's indemnification obligations under Section 7.19, and in and to the Mortgage Loans and the proceeds thereof, as servicer; and (z) with respect to clauses
(viii)-(x) of Section 9.01(a), the Indenture Trustee shall, but only at the direction of the Initial Purchaser, after notice in writing to the Servicer and a Responsible Officer of the Indenture Trustee, terminate all the rights and obligations of the Servicer under this Agreement, except for the Servicer's indemnification obligations under Section 7.19, and in and to the Mortgage Loans and the proceeds thereof, as Servicer. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to
Section 7.02, pass to and be vested in the Indenture Trustee, or its designee approved by the Initial Purchaser, and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, at the expense of the Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Servicer agrees to cooperate (and pay any related costs and expenses) with the Indenture Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Indenture Trustee, or its designee, for administration by it of all amounts which shall at the time be credited by the Servicer to the Collection Account or thereafter received with respect to the Mortgage Loans. The Indenture Trustee shall promptly notify the Initial Purchaser of the occurrence of a Servicer Event of Default.

         Section 9.02. Indenture Trustee to Act; Appointment of Successor. (a) On and after the time the Servicer receives a notice of termination pursuant to
Section 9.01, or the Indenture Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 7.21, or the Servicer is removed as Servicer pursuant to this Article IX, except as otherwise provided in
Section 9.01, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Indenture Trustee shall not be liable for any actions or the representations and warranties of any Servicer prior to it and including, without limitation, the obligations of the Servicer set forth in Sections 2.06 and 4.02 hereof. The Indenture Trustee, as successor Servicer, shall be obligated to pay Compensating Interest pursuant to Section 8.05 in any event and to make advances pursuant to Section 7.18 unless, and only to the extent the Indenture Trustee determines reasonably and in good faith that such advances would not be recoverable pursuant to Section 7.04, such determination to be evidenced by a certification of a Responsible Officer of the Indenture Trustee delivered to the Initial Purchaser.

                 (b) Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Noteholders with the consent of the Initial Purchaser so requests in writing to the Indenture Trustee, appoint, pursuant to such direction of the Majority Noteholders and Initial Purchaser, or if no such direction is provided to the Indenture Trustee, pursuant to the provisions set forth in Section 9.02(c), or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Initial Purchaser that has a net worth of not less than $15,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder.

                 (c) In the event the Indenture Trustee is the successor Servicer, it shall be entitled to the same Servicing Compensation (including the Servicing Fee as adjusted pursuant to the definition thereof) and other funds pursuant to Section 7.08 hereof as the Servicer if the Servicer had continued to act as servicer hereunder. In the event the Indenture Trustee is unable or unwilling to act as successor Servicer, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the aggregate Servicing Fees hereunder as servicing compensation, together with the other Servicing Compensation. Within thirty (30) days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Periodic Advances owed to the Indenture Trustee. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

                 (d) The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor Servicer, as applicable, at the Servicer's cost and expense, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts that then have been or should have been deposited in the Collection Account by the Servicer or that are thereafter received with respect to the Mortgage Loans. Any collections received by the Servicer after such removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor Servicer. Neither the Indenture Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any payment hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. Notwithstanding anything to the contrary herein, no appointment of a successor Servicer under this Agreement shall be effective until the Indenture Trustee and the Initial Purchaser shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Indenture Trustee to the Initial Purchaser and to each Noteholder. The Indenture Trustee shall not resign as Servicer until a successor Servicer reasonably acceptable to the Initial Purchaser has been appointed. The Initial Purchaser shall have the right to remove the Indenture Trustee as successor Servicer under this Section 9.02 without cause, and the Indenture Trustee shall appoint such other successor Servicer as directed by the Initial Purchaser.

                 (e) Pending appointment of a successor Servicer hereunder, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor Servicer out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.08, together with other Servicing Compensation. The Servicer, the Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         Section 9.03. Waiver of Defaults. The Majority Noteholders may, on behalf of all Noteholders, and subject to the consent of the Initial Purchaser, waive any events permitting removal of the Servicer as servicer pursuant to this
Article IX; provided, however, that the Majority Noteholders may not waive a default in making a required payment on a Note without the consent of the Holder of such Note. Upon any waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Initial Purchaser.

         Section 9.04.  Reserved.

         Section 9.05. Indenture Trustee to Act Solely with Consent of the Initial Purchaser. The Indenture Trustee shall not, without the Initial Purchaser's consent or unless directed by the Initial Purchaser:

                 (a) terminate the rights and obligations of the Servicer as Servicer pursuant to Section 9.01 hereof;

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

                 (b) agree to any amendment pursuant to Section 12.03 hereof; or

                 (c) undertake any litigation.

         The Initial Purchaser may, in writing and in its sole discretion renounce all or any of its rights under this Section 9.05 or any requirement for the Initial Purchaser's consent for any period of time.

                                    ARTICLE X

                                   TERMINATION

         Section 10.01. Termination. (a) Subject to Section 10.02, this Agreement shall terminate upon notice to the Indenture Trustee of either: (i) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder, the payment of all amounts due and payable to the Indenture Trustee and the payment in full of all amounts due under the Notes or (ii) mutual consent of the Owner Trustee, on behalf of the Trust, at the direction of the Trust Certificateholders, the Indenture Trustee, the Collateral Agent, the Servicer, the Initial Purchaser and all Noteholders in writing.

                 (b) In addition, subject to Section 10.02, certain of the Trust Certificateholders or the Servicer may, at their respective option and at their respective sole cost and expense, call the Notes or terminate the Trust in accordance with the terms of Section 10.01 of the Indenture.

                 (c) If on any Payment Date, the Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in the Trust Estate other than funds in the Payment Account, the Servicer shall send a final payment notice promptly to each Noteholder in accordance with Section 10.01(d).

                 (d) Notice of any termination, specifying the Payment Date upon which the Trust will terminate and the Noteholders shall surrender their Notes to the Indenture Trustee for final payment and cancellation, shall be given promptly by the Servicer by letter to Noteholders mailed during the month of such final payment before the Servicer Payment Date in such month, specifying
(i) the Payment Date upon which final payment of the Notes will be made upon presentation and surrender of Notes at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office of the Indenture Trustee therein specified. The Servicer shall give such notice to the Indenture Trustee therein specified at the time such notice is given to Noteholders.

                 (e) In the event that all of the Noteholders do not surrender their Notes for cancellation within six (6) months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final payment with respect thereto. If within six (6) months after the second notice, all of the Notes shall not have been surrendered for

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cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine (9) months after the second notice all the Notes shall not have been surrendered for cancellation, the related Trust Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Indenture Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Noteholders shall look only to the related Trust Certificateholders for payment. Such funds shall remain uninvested.

         Section 10.02. Additional Termination Requirements. By their acceptance of the Notes, the Holders thereof hereby agree to appoint the Servicer as their attorney in fact to: (i) adopt such a plan of complete liquidation (and the Noteholders hereby appoint the Indenture Trustee as their attorney in fact to sign such plan) as appropriate or upon the written request of the Initial Purchaser and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.

         Section 10.03. Accounting Upon Termination of Servicer. Upon termination of the Servicer, the Servicer shall, at its expense:

                 (a) deliver to the successor Servicer or, if none shall yet have been appointed, to the Indenture Trustee, the funds in any Account;

                 (b) deliver to the successor Servicer or, if none shall yet have been appointed, to the Indenture Trustee all Indenture Trustee's Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

                 (c) deliver to the successor Servicer or, if none shall yet have been appointed, to the Indenture Trustee and, upon request, to the Noteholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

                 (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to the successor Servicer and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                   ARTICLE XI

                              THE COLLATERAL AGENT

         Section 11.01. Duties of the Collateral Agent. (a) The Collateral Agent, prior to the occurrence of an Event of Default or an Amortization Event and after the curing of all Events of Default and Amortization Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default or an Amortization Event has occurred and has not been cured or waived, the Collateral

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Agent shall exercise such of the rights and powers vested in it by this
Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                 (b) The Collateral Agent, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Collateral Agent which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that the Collateral Agent shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by any Person hereunder. If any such instrument is found not to conform on its face to the requirements of this Agreement, the Collateral Agent shall note it as such on the Initial Certification or Final Certification delivered pursuant to Section 2.06(b).

                 (c) No provision of this Agreement shall be construed to relieve the Collateral Agent from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                 (i) prior to the occurrence of an Event of Default or an Amortization Event, and after the curing of all such Events of Default or Amortization Events which may have occurred, the duties and obligations of the Collateral Agent shall be determined solely by the express provisions of this Agreement, the Collateral Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Collateral Agent and, in the absence of bad faith on the part of the Collateral Agent, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement;

                 (ii) the Collateral Agent shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Collateral Agent, unless it shall be proved that the Collateral Agent was negligent in ascertaining the pertinent facts;

                 (iii) the Collateral Agent shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Indenture Trustee or with the consent of the Indenture Trustee;

                 (iv) the Collateral Agent shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions

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

         contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or the Indenture Trustee under this Agreement; and

                 (v) subject to the other provisions of this Agreement and without limiting the generality of this Section 11.01, the Collateral Agent shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, the Trust Estate, the Noteholders or the Mortgage Loans, (D) to confirm or verify the contents of any reports or certificates of any Person delivered to the Collateral Agent pursuant to this Agreement believed by the Collateral Agent to be genuine and to have been signed or presented by the proper party or parties.

         Section 11.02. Certain Matters Affecting the Collateral Agent. Except as otherwise provided in Section 11.01 hereof:

                 (a) the Collateral Agent may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) the Collateral Agent may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                 (c) the Collateral Agent shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Agreement, unless such Noteholders, as applicable, shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein by the Collateral Agent or thereby; nothing contained herein shall, however, relieve the Collateral Agent of the obligation, upon the occurrence of an Event of Default or an Amortization Event (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                 (d) the Collateral Agent shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

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

                 (e) prior to the occurrence of an Event of Default or an Amortization Event and after the curing of all Events of Default and Amortization Events which may have occurred, the Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Initial Purchaser or Holders of Class A Notes evidencing Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Collateral Agent, not reasonably assured to the Collateral Agent by the security afforded to it by the terms of this Agreement, the Collateral Agent may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Collateral Agent, shall be repaid by the Servicer upon demand from the Servicer's own funds;

                 (f) the right of the Collateral Agent to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Collateral Agent shall not be answerable for anything other than its negligence or willful misconduct in the performance of such act;

                 (g) the Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

         Section 11.03. Collateral Agent Not Liable for Notes or Mortgage Loans. The recitals contained herein shall be taken as the statements of the Trust and the Servicer, as the case may be, and the Collateral Agent assumes no responsibility for their correctness. The Collateral Agent makes no representations as to the validity or sufficiency of this Agreement or of any Mortgage Loan or related document. The Collateral Agent shall not be accountable for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Collateral Agent shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Notes issued or intended to be issued under the Indenture.

         Section 11.04. Collateral Agent May Own Notes. The Collateral Agent in its individual or any other capacity may become the owner or pledgor of Notes with the same rights it would have if it were not Collateral Agent, and may otherwise deal with the parties hereto.

         Section 11.05. Collateral Agent's Fees and Expenses; Indemnity. (a) The Collateral Agent acknowledges that in consideration of the performance of its duties hereunder it is entitled to receive its fees and expenses from the Servicer, as separately agreed between the Servicer and the Collateral Agent. The Trust, the Depositor, the Indenture Trustee and the Initial Purchaser shall not pay any of the Collateral Agent fees and expenses in connection with this transaction. The Collateral Agent shall not be entitled to compensation for any expense, disbursement or advance as may arise from its negligence or bad faith, and the Collateral Agent shall have no lien on the Trust Estate for the payment of its fees and expenses.

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

                 (b) The Collateral Agent and any director, officer, employee or agent of the Collateral Agent shall be indemnified by the Servicer and held harmless against any loss, liability, claim, damage or expense arising out of, or imposed upon the Trust Estate or the Collateral Agent through the Servicer's acts or omissions in violation of this Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Collateral Agent in the performance of its duties hereunder or by reason of the Collateral Agent 's reckless disregard of obligations and duties hereunder. The obligations of the Servicer under this Section 11.05 arising prior to any resignation or termination of the Servicer hereunder shall survive termination of the Servicer and payment of the Notes.

         Section 11.06. Eligibility Requirements for Collateral Agent. The Collateral Agent hereunder shall at all times be a banking entity (a) organized and doing business under the laws of any state or the United States of America subject to supervision or examination by federal or state authority, (b) authorized under such laws to exercise corporate trust powers, including taking title to the Trust Estate on behalf of the Indenture Trustee, for the benefit of the Noteholders, (c) having a combined capital and surplus of at least $50,000,000, (d) whose long-term deposits, if any, shall be rated at least BBB-by S&P and Baa3 by Moody's (except as provided herein) or such lower long-term deposit rating as may be approved in writing by the Initial Purchaser, and (e) reasonably acceptable to the Initial Purchaser as evidenced in writing. If such banking entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of determining an entity's combined capital and surplus for clause (c) of this Section 11.06, the amount set forth in its most recent report of condition so published shall be deemed to be its combined capital and surplus. In case at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of this Section 11.06, the Collateral Agent shall resign immediately in the manner and with the effect specified in Section 11.07.

         Section 11.07. Resignation and Removal of the Collateral Agent. (a) The Collateral Agent may at any time resign and be discharged from the trusts hereby created by giving thirty (30) days' written notice thereof to the Indenture Trustee, the Servicer, and the Initial Purchaser.

                 (b) If at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written request therefor by the Indenture Trustee, the Servicer or the Initial Purchaser, or if at any time the Collateral Agent shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Collateral Agent or of its property shall be appointed, or any public officer shall take charge or control of the Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee or the Servicer, with the consent of the Initial Purchaser, or the Initial Purchaser may remove the Collateral Agent.

                 (c) If the Collateral Agent fails to perform in accordance with the terms of this Agreement, the Indenture Trustee, the Servicer or the Majority Noteholders or the Initial Purchaser may remove the Collateral Agent.

                 (d) Upon removal or receipt of notice of resignation of the Collateral Agent, the Indenture Trustee shall either (i) take possession of the

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

Indenture Trustee's Mortgage Files and assume the duties of the Collateral Agent hereunder or (ii) appoint a successor Collateral Agent pursuant to Section
11.08. If the Indenture Trustee shall assume the duties of the Collateral Agent hereunder, it shall notify the Trust, the Depositor, the Servicer and Initial Purchaser in writing.

         Section 11.08. Successor Collateral Agent. Upon the resignation or removal of the Collateral Agent, the Indenture Trustee may appoint a successor Collateral Agent, with the written approval of the Initial Purchaser; provided, however, that the successor Collateral Agent so appointed shall in no event be an Originator, the Depositor or the Servicer or any Person known to a Responsible Officer of the Indenture Trustee to be an Affiliate of an Originator, the Depositor or the Servicer and shall be approved by the Initial Purchaser. Such custodian, as the case may be, shall assume the duties of the Collateral Agent hereunder. Any successor Collateral Agent appointed as provided in this Section 11.08 shall execute, acknowledge and deliver to the Trust, the Depositor, the Initial Purchaser, the Servicer, the Indenture Trustee and to its predecessor Collateral Agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Collateral Agent shall become effective and such successor Collateral Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Collateral Agent herein. The predecessor Collateral Agent shall deliver to the successor Collateral Agent all Indenture Trustee's Mortgage Files and related documents and statements held by it hereunder, and the Servicer and the predecessor Collateral Agent shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Collateral Agent all such rights, powers, duties and obligations. The cost of any such transfer to the successor Collateral Agent shall be for the account of the Collateral Agent in the event of the resignation of the Collateral Agent, and shall be for the account of the Servicer in the event of the removal of the Collateral Agent. No successor Collateral Agent shall accept appointment as provided in this Section
11.08 unless at the time of such acceptance such successor Collateral Agent shall be eligible under the provisions of Section 11.06. Upon acceptance of appointment by a successor Collateral Agent as provided in this Section 11.08, the Servicer shall mail notice of the succession of such Collateral Agent hereunder to all Noteholders at their addresses as shown in the Note Register. If the Servicer fails to mail such notice within ten (10) days after acceptance of appointment by the successor Collateral Agent, the successor Collateral Agent shall cause such notice to be mailed at the expense of the Servicer.

         Section 11.09. Merger or Consolidation of Collateral Agent. Any Person into which the Collateral Agent may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or national banking association succeeding to the business of the Collateral Agent, shall be the successor of the Collateral Agent hereunder; provided, that such corporation or national banking association shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         Section 12.01. Limitation on Liability. None of the Trust, the Owner Trustee, the Depositor, the Servicer, the Collateral Agent, the Indenture Trustee or any of the directors, officers, employees or agents of such Persons shall be under any liability to the Trust or the Noteholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trust, the Owner Trustee, the Depositor, the Servicer, the Collateral Agent, the Indenture Trustee or any such Person against any breach of warranties or representations made herein by such party, or against any specific liability imposed on each such party pursuant to this Agreement or against any liability which would otherwise be imposed upon such party by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Trust, the Owner Trustee, the Depositor, the Servicer, the Collateral Agent, the Indenture Trustee and any director, officer, employee or agent of such Person may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

         Section 12.02. Acts of Noteholders. (a) Except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

                 (b) The death or incapacity of any Noteholder shall not operate to terminate this Agreement or the Trust, nor entitle such Noteholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                 (c) No Noteholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         Section 12.03. Amendment. (a) This Agreement may be amended from time to time by the Owner Trustee, on behalf of the Trust, the Servicer, the Depositor, the Collateral Agent and the Indenture Trustee by written agreement, upon the prior written consent of the Initial Purchaser, without notice to or consent of the Noteholders to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Indenture Trustee that such action will not adversely affect in any material respect the interests of any Noteholder; and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be paid on any Note without the consent of such Noteholder, or change the rights or obligations of any other party hereto without the consent of such party.

                 (b) This Agreement may be amended from time to time by the Owner Trustee, on behalf of the Trust, the Servicer, the Depositor, the Collateral Agent and the Indenture Trustee, with the consent of the Initial Purchaser, the Majority Noteholders and the Holder of the majority of the Percentage Interest of the Trust Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be paid on any Class of Notes without the consent of the Holders of such Class of Notes or reduce the percentage for the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of such Class of Notes affected thereby.

                 (c) It shall not be necessary for the consent of Holders under this Section 12.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 12.04. Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction and at the expense of Majority Noteholders requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Mortgage Loans.

         Section 12.05. Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

         Section 12.06. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Servicer, the Subservicers or the Originators, addressed to such Person, c/o American Business Financial Services, Inc., Balapointe Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania 19004, Attention: General Counsel; (ii) in the case of the Depositor, 3411 Silverside Road, 103 Springer Bldg., Wilmington, Delaware 19810,
Attention: Jeffrey Ruben, Executive Vice President; (iii) in the case of the Trust, ABFS Mortgage Loan Warehouse Trust 2000-1, c/o the Owner Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration; (iv) in the case of the Indenture Trustee or the Collateral Agent, c/o The Chase Manhattan Bank, 450 W. 33rd Street, 14th Floor, New York, New York, 10001, Attention:
Capital Markets Fiduciary Services, telephone (212) 946-3200, telecopy

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

(212) 946-7317; (v) in the case of the Initial Purchaser, Prudential Securities Secured Financing Corporation or Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Managing Director- Asset Backed Finance Group; and (vi) in the case of the Noteholders, as set forth in the Note Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Noteholders shall be effective upon mailing or personal delivery.

         Section 12.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

         Section 12.08. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Noteholders.

         Section 12.09. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

         Section 12.10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Trust, the Servicer, the Depositor, the Indenture Trustee, the Collateral Agent and the Noteholders and their respective successors and permitted assigns.

         Section 12.11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         Section 12.12. Reserved.

         Section 12.13. Third Party Beneficiary. The parties agree that each of the Owner Trustee and the Initial Purchaser is intended and shall have all rights of a third-party beneficiary of this Agreement.

         Section 12.14. Intent of the Parties. (a) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Originators to the Depositor as contemplated herein be, and be treated for all purposes as, a sale of the Mortgage Loans and that the conveyance of the Mortgage Loans by the Depositor to the Trust as contemplated herein be, and be treated for accounting purposes as, a sale of the Mortgage Loans. It is, further, not the intention of the parties that any such conveyance be deemed a pledge of the Mortgage Loans by the Originators to the Depositor or by the Depositor to the

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Trust to secure a debt or other obligation of the Originators or the Depositor, as the case may be. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Originators or the Depositor then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Originators to the Depositor and by the Depositor to the Trust of a security interest in all of such parties' right, title and interest in and to the Mortgage Loans and all amounts payable on the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Trust (or its assignee) of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trust (or its assignee) for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Trust pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Originators, the Depositor and the Trust shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

                 (b) It is the intent of the parties hereto and Noteholders that, for federal income taxes, state and local income or franchise taxes and other taxes imposed on or measured by income, the Notes be treated as debt. The parties to this Agreement and the Holder of each Note, by acceptance of its Note, and each Beneficial Owner thereof, agree to treat, and to take no action inconsistent with the treatment of, the related Notes in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

         Section 12.15. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                 (b) THE TRUST, THE SERVICER, THE DEPOSITOR, THE COLLATERAL AGENT AND THE INDENTURE TRUSTEE HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION
12.06 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE TRUST, THE DEPOSITOR, THE SERVICER, THE COLLATERAL AGENT AND THE INDENTURE

TRUSTEE EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 12.15 SHALL AFFECT THE RIGHT OF THE TRUST, THE DEPOSITOR, THE SERVICER, THE COLLATERAL AGENT OR THE INDENTURE TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY OF THEIR RIGHTS TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                 (c) THE TRUST, THE DEPOSITOR, THE SERVICER, THE COLLATERAL AGENT AND THE INDENTURE TRUSTEE EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 12.16. Auction Sale. In the event that a Securitization Date has not taken place with respect to all of the Mortgage Loans on or before September 30, 2000, the Indenture Trustee shall conduct an auction sale of the Mortgage Loans on or before October 31, 2000 (or any later date consented to in writing by the Initial Purchaser). The Initial Purchaser shall administer the auction sale and may participate therein. The Depositor may also participate in the auction sale; provided that (i) the Mortgage Loans are offered to at least three other parties simultaneously with the Depositor's bid and (ii) the Depositor's bid does not exceed the fair market value of the Mortgage Loans. Proceeds from the auction sale will be used to pay principal and accrued interest on the Notes together with an auction sale fee to the Initial Purchaser equal to 0.50% of the Aggregate Principal Balance of the Mortgage Loans as of the date of sale.

         Section 12.17. Power of Attorney. Upon the occurrence of an Event of Default or an Amortization Event, each of the Originators, the Depositor, the Guarantor and each Holder hereby appoints the Initial Purchaser as its attorney-in-fact with full power and authority acting in its stead for the purpose of amending this Agreement, the Indenture or any document executed in connection herewith or therewith to the extent necessary to protect the interest of the Initial Purchaser in the Collateral. The Indenture Trustee hereby agrees to consent to any such amendment to the extent that such amendment is reasonably necessary to protect the interest of the Initial Purchaser in the Collateral.

                                  ARTICLE XIII
                                  THE GUARANTY

         Section 13.01. Guaranty. (a) The Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor, to the Noteholders the full and punctual payment of all amounts payable by, and the full and punctual performance of all other obligations of, the Depositor under this Sale and Servicing Agreement and the Trust under the Indenture and the Notes (the "Guaranteed Obligations"), in each case at the place of such payment or performance. Upon failure by the Depositor or the Trust to pay fully and punctually any such amount or to perform fully and punctually any such other obligation, the Guarantor shall forthwith immediately upon demand pay the amount not so paid and perform or cause to be performed such other obligation, in each case at the place, in the manner and at the time specified in the Sale and Servicing Agreement, the Indenture or the Notes, as the case may be. This guaranty is a guaranty of payment and performance and not of collection.

                 (b) Notwithstanding anything in this Section 13.01 to the contrary, the Guarantor's obligations pursuant to paragraph (a) above together with its obligations pursuant to Section 3.16 of the Indenture shall be limited to an aggregate amount equal to the product of 5.00% and the Maximum Collateral Amount; provided, however, that such limitation shall not apply to the Guarantor's obligations with respect to the Depositor's obligation to repurchase a Mortgage Loan with respect to which a representation or warranty has been breached.

         Section 13.02. Guaranty Absolute and Unconditional. The obligations of the Guarantor hereunder are unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by the Depositor or the Trust, as a result of:

                 (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Guaranteed Obligation or any related document in connection with the transactions contemplated hereby or thereby, whether by operation of law or otherwise;

                 (b) any modification or amendment of or supplement to this Agreement, the Indenture or any related documents;

                 (c) any change in the corporate existence, structure or ownership of the Depositor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Depositor, or its assets and properties or any resulting release or discharge of any Guaranteed Obligation;

                 (d) the existence of any claim, set-off, defense or other right which the Guarantor may have at any time against the Depositor or the Initial Purchaser or its affiliates, or any other Person, whether in connection herewith or any unrelated transactions; provided, however, that nothing herein shall prevent the assertion of any such claim, set-off, defense or other right by separate suit or compulsory counterclaim;

                 (e) any invalidity or unenforceability relating to or against the Depositor for any reason of this Agreement, the Indenture or any related documents, or any provision of applicable law purporting to prohibit the performance of any Guaranteed Obligation;

                 (f) any other act or omission to act or delay of any kind by the Depositor; or

                 (g) any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder. The guarantee provided in this Article XIII shall encompass any modification or amendment of, or supplement to, this Agreement, the Indenture or any related documents.

         Section 13.03. Discharge Only Upon Performance in Full; Reinstatement in Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect for so long as the Depositor has any Guaranteed Obligations. If at any time any payment of any amount payable by the Depositor is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Depositor, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         Section 13.04. Waiver of Presentment. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action first be taken by any Person against the Depositor, or any other Person, including that any action first be taken to pursue other remedies or to mitigate damages resulting from a failure by the Depositor to perform any Guaranteed Obligation, prior to seeking performance by the Guarantor of its obligations hereunder.

         Section 13.05. Waiver of Subrogation and Contribution. The Guarantor shall not enforce or otherwise exercise any right of subrogation to any of the rights of any other Person or any indemnified Person against the Depositor and, notwithstanding anything to the contrary contained herein, the Guarantor hereby waives all rights of subrogation (whether contractual, under Section 509 of the U.S. Bankruptcy Code, at law or in equity or otherwise) to the claims of the Noteholders or any indemnified Person against the Depositor and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the U.S. Bankruptcy Code) which the Guarantor might now have or hereafter acquire against the Depositor that arise from the existence or performance of the Guarantor's obligations hereunder.

         Section 13.06. Financial and Other Information of the Guarantor. The Guarantor hereby covenants that, for so long as this Agreement is in effect, it shall provide to the Initial Purchaser or its agents all such financial or other information as the Initial Purchaser shall reasonably request, and notify its auditors and accountants that the Initial Purchaser is authorized to obtain such information directly from them. Without limitation of the foregoing, the Guarantor will furnish to the Initial Purchaser in such detail as the Initial Purchaser shall request:

                 (a) as soon as available, but in any event not later than one hundred five (105) days after the close of each fiscal year, consolidated and consolidating balance sheets of the Guarantor and its consolidated subsidiaries (reflecting any material intercompany adjustments) as at the end of such fiscal year and related consolidated and consolidating statements of income, expense and retained earnings and statements of cash flows of the Guarantor and its consolidated subsidiaries for such year, setting forth in each case in comparative form figures for the previous fiscal year, all in reasonable detail, fairly presenting the financial position of the Guarantor and its consolidated subsidiaries and the results of operations of the Guarantor and its consolidated subsidiaries for the fiscal year then ended, and prepared in accordance with GAAP, in each case certified in a manner acceptable to the Initial Purchaser by independent certified public accounts of recognized national standing acceptable to the Initial Purchaser, together with a certificate of such accountants stating that in the course of performing their examination such accountants did not become aware of the existence and continuance of any Default, Event of

Default or Amortization Event, except for those, if any, described in such certificates in reasonable detail;

                 (b) promptly after the end of each quarterly accounting period and in any event no later than fifty (50) days after the end of each quarterly period, consolidated and consolidating balance sheets of the Guarantor and its consolidated subsidiaries (reflecting any material intercompany adjustments) as at the end of such period, and consolidated and consolidating statements of income, expense and retained earnings and of source and application of funds of the Guarantor and its consolidated subsidiaries, from the beginning of the fiscal year to the end of each such period, for the Guarantor and its consolidated subsidiaries, all in reasonable detail, fairly presenting the consolidated and consolidating financial position and results of operations of the Guarantor and its consolidated subsidiaries, prepared in accordance with GAAP (subject to normal year-end adjustments), setting forth in each case in comparative from the corresponding figures for the corresponding period of the previous quarter, duly certified to be correct (and, with respect to quarterly balance sheets and statements of income, expense and retained earnings, subject to year-end adjustments, to have been prepared in accordance with GAAP), by the chief financial or accounting officer of the Guarantor and accompanied by a certificate of such officer stating that, based upon such examination or investigation as such officer shall have deemed necessary to enable him to render an informed opinion in respect thereof, to the best of his knowledge and belief, no Default exists except for those, if any, described in such certificate in reasonable detail;

                 (c) promptly after the Guarantor or any subsidiary or affiliate thereof receives the same, copies of management letters or other statements provided to the Guarantor or such subsidiary or affiliate by its independent certified public accountants;

                 (d) promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which the Guarantor sends to its shareholders and holders of its indebtedness, and copies of any and all periodic special reports, as well as registration statements, which the Guarantor files with the Securities and Exchange Commission; provided, that, the Guarantor will provide the Initial Purchaser a copy of its annual Form 10-K no later than ninety (90) days after year-end; and

                 (e) such additional information as the Initial Purchaser may from time to time reasonably request regarding the financial and business affairs of the Guarantor.

         All information provided by the Guarantor pursuant to the Existing Warehouse Facility is hereby incorporated herein by reference as if stated herein in full.

                                   ARTICLE XIV
                              PASS-THROUGH TRANSFER

         Section 14.01. Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Pass-Through Transfer on One or More Securitization Dates.

         The Issuer and the Servicer agree that with respect to some or all of the Mortgage Loans, from time to time the Initial Purchaser may direct the Issuer to sell the Mortgage Loans to an entity designated by the Depositor in order to effect a whole-loan transfer or Pass-Through Transfer, retaining the Servicer as the servicer of such Mortgage Loans, or as applicable the "seller/servicer." In the event of such a transfer, the Indenture Trustee shall execute a release of the security interest granted hereunder with respect to the Mortgage Loans to be transferred substantially in the form attached hereto as Exhibit D.

         The Servicer shall cooperate with the Initial Purchaser in connection with any whole-loan transfer or Pass-Through Transfer contemplated by the Initial Purchaser pursuant to this Section 14.01. In that connection, the Servicer shall (a) execute any Securitization Agreement or other transfer agreement within a reasonable period of time after receipt of any Securitization Agreement or other transfer agreement which time shall be sufficient for the Servicer and Servicer's counsel to review such Securitization Agreement or other transfer agreement, but such time shall not exceed five days after receipt of a substantially final draft thereof, and (b) provide to the trustee or a third party purchaser, as the case may be, subject to any Securitization Agreement and/or the Initial Purchaser: (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditors and counsel or otherwise, as the Initial Purchaser shall reasonably request; and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by the trustee, such third party purchaser, any master servicer, any rating agency, any surety or the Initial Purchaser, as the case may be, in connection with such transactions.

         In the event the Servicer holds record title to the Mortgages, prior to a Securitization Date the Servicer or its designee shall prepare an Assignment of Mortgage in blank from the Servicer, acceptable to the trustee or such third party, as the case may be, for each Mortgage Loan that is part of a whole-loan transfer or Pass-Through Transfer and shall pay all preparation and recording costs associated therewith. The Servicer shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the trustee or such third party, as the case may be, upon the Servicer's receipt thereof. Additionally, the Servicer shall prepare and execute, at the direction of the Initial Purchaser, any note endorsements in connection with any and all Securitization Agreements or other transfer agreements.

         All Mortgage Loans not sold or transferred pursuant to a Pass-Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

         In connection with any whole-loan transfer or Pass-Through Transfer, each of the Originators and the Servicer hereby agree to re-make for the benefit of the trustee or a third-party purchaser each of the representations and warranties made by it pursuant hereto as of the related Securitization Date. Upon a breach of any such representation or warranty, each of the Servicer and each Originator hereby agrees to undertake to cure such breach or repurchase the related Mortgage Loan upon substantially the same terms and conditions as are set forth herein in Section 4.02 (including any provision therein relating to indemnification).

                  [Remainder of Page Intentionally Left Blank]

                                                            ABFS Warehouse Trust

         IN WITNESS WHEREOF, the Servicer, the Trust, the Indenture Trustee, the Collateral Agent and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    ABFS MILLENIUM, INC., as Depositor

                                    By:_________________________________
                                       Name:
                                       Title:

                                    AMERICAN BUSINESS CREDIT, INC.

                                    By:_________________________________
                                       Name:
                                       Title:

                                    HOMEAMERICAN CREDIT, INC. D/B/A
                                       UPLAND MORTGAGE

                                    By:_________________________________
                                       Name:
                                       Title:

                                    NEW JERSEY MORTGAGE AND
                                       INVESTMENT, INC.

                                    By:_________________________________
                                       Name:
                                       Title:

                                    ABFS MORTGAGE LOAN WAREHOUSE
                                       TRUST 2000-1

                                    By: FIRST UNION TRUST COMPANY,
                                        NATIONAL ASSOCIATION, not in its
                                        individual capacity, but solely as Owner
                                        Trustee under the Trust Agreement

                                    By:_________________________________
                                       Name:
                                       Title:

                [Signature Page to Sale and Servicing Agreement]

                                    AMERICAN BUSINESS CREDIT, INC., as Servicer

                                    By:_________________________________
                                       Name:
                                       Title:

                                    THE CHASE MANHATTAN BANK, as Indenture
                                       Trustee and Collateral Agent

                                    By:_________________________________
                                       Name:
                                       Title:

                                    AMERICAN BUSINESS FINANCIAL SERVICES, INC.,
                                       as Guarantor

                                    By:_________________________________
                                       Name:
                                       Title:

                [Signature Page to Sale and Servicing Agreement]

                                                                      SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

                                                                       EXHIBIT A
                                                                       ---------

                  COLLATERAL AGENT'S ACKNOWLEDGEMENT OF RECEIPT

                                                             March [[   ]], 2000


ABFS Millenium, Inc.                       American Business Credit, Inc.
c/o American Business Credit, Inc.         BalaPointe Office Centre
BalaPointe Office Centre                   111 Presidential Boulevard, Suite 127
111 Presidential Boulevard, Suite 127      Bala Cynwyd, Pennsylvania 19004
Bala Cynwyd, Pennsylvania 19004

The Chase Manhattan Bank,
  as Indenture Trustee and Collateral Agent
450 W. 33rd Street, 14th Floor
New York, New York 10001
Attention: Capital Markets Fiduciary Services

         Re: Sale and Servicing Agreement, dated as of March 1, 2000 among ABFS Millenium, Inc., as Depositor, American Business Credit, Inc., HomeAmerican Credit, Inc., d/b/a Upland Mortgage and New Jersey American Business Financial Services, Inc., as Guarantor, ABFS Mortgage Loan Warehouse Trust 2000-1, American Business Credit, Inc., as Servicer and The Chase Manhattan Bank, as Indenture Trustee and Collateral Agent
              ------------------------------------------------------------------

Ladies and Gentlemen:

         In accordance with Section 2.06 of the above-captioned Sale and Servicing Agreement, the undersigned, as Collateral Agent, hereby acknowledges receipt by it in good faith without notice of adverse claims, subject to the provisions of Sections 2.04 and 2.05 of the Sale and Servicing Agreement (as such provisions relate to the Initial Mortgage Loans), of, with respect to each of the Initial Mortgage Loans, the Mortgage File containing the original Mortgage Note, except with respect to the list of exceptions attached hereto, and based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage Note, and declares that it holds and will hold such documents and the other documents delivered to it constituting the Indenture Trustee's Mortgage Files, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Estate" that are delivered to it, on behalf of the Indenture Trustee, in trust for the exclusive use and benefit of all present and future Noteholders.

         The Collateral Agent has made no independent examination of any such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The Collateral Agent makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         The Schedule of Mortgage Loans is attached to this Receipt.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in Appendix I to the Indenture, dated as of March 1, 2000, by and between ABFS Mortgage Loan Warehouse Trust 2000-1 and the Indenture Trustee.

                                            THE CHASE MANHATTAN BANK,
                                             as Collateral Agent



                                            By:_________________________________
                                               Name:

                                                                       EXHIBIT B
                                                                       ---------

                        CERTIFICATION OF COLLATERAL AGENT


                                                          ________________, 2000

Prudential Securities Secured              American Business Credit, Inc.
  Financing Corporation                    BalaPointe Office Centre
One New York Plaza                         111 Presidential Boulevard, Suite 127
New York, New York 10292                   Bala Cynwyd, Pennsylvania 19004

The Chase Manhattan Bank,
  as Indenture Trustee and Collateral Agent
450 W. 33rd Street, 14th Floor
New York, New York 10001
Attention: Capital Markets Fiduciary Services

         Re: Sale and Servicing Agreement, dated as of March 1, 2000 among ABFS Millenium, Inc., as Depositor, American Business Credit, Inc., HomeAmerican Credit, Inc., d/b/a Upland Mortgage and New Jersey American Business Financial Services, Inc., as Guarantor, ABFS Mortgage Loan Warehouse Trust 2000-1, American Business Credit, Inc., as Servicer and The Chase Manhattan Bank, as Indenture Trustee and Collateral Agent
              ------------------------------------------------------------------

Ladies and Gentlemen:

         In accordance with the provisions of Section 2.06 of the above-referenced Sale and Servicing Agreement, the undersigned, as Collateral Agent, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.05 of the Sale and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to Section 2.05 of the above-referenced Sale and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections do not constitute physical alteration if they reasonably appear to have been initialed by the Mortgagor) appears regular on its face and relates to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information set forth in the Indenture Trustee's Mortgage File. The Collateral Agent has made no independent examination of such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The Collateral Agent makes no representations as to: (x) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan

Schedule, or (y) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.

                                            THE CHASE MANHATTAN BANK,
                                             as Collateral Agent


                                            By:_________________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT C
                                                                       ---------

                        REQUEST FOR RELEASE OF DOCUMENTS


                                                        ________________,

The Chase Manhattan Bank,
  as Indenture Trustee and Collateral Agent
450 W. 33rd Street, 14th Floor
New York, New York 10001
Attention: Capital Markets Fiduciary Services

         Re: Sale and Servicing Agreement, dated as of March 1, 2000 among ABFS Millenium, Inc., as Depositor, American Business Credit, Inc., HomeAmerican Credit, Inc., d/b/a Upland Mortgage and New Jersey American Business Financial Services, Inc., as Guarantor, ABFS Mortgage Loan Warehouse Trust 2000-1, American Business Credit, Inc., as Servicer and The Chase Manhattan Bank, as Indenture Trustee and Collateral Agent
              ------------------------------------------------------------------

         In connection with the administration of the pool of Mortgage Loans held by The Chase Manhattan Bank, as Collateral Agent, for the benefit of the Noteholders, we request the release, and acknowledge receipt, of the (Indenture Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:
------------------------------------

Mortgage Loan Number:
--------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1.  Mortgage Loan Paid in Full
             (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account.)

____  2.  Mortgage Loan Liquidated
             (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account.)

____  3.  Mortgage Loan in Foreclosure

____  4.  Mortgage Loan Repurchased Pursuant to Section 5.18 of the Sale and
          Servicing Agreement.

____ 5. Mortgage Loan Repurchased or Substituted pursuant to Article II or III of the Sale and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the related Distribution Account and that the substituted mortgage loan is a Qualified Substitute Mortgage Loan.)

____  6.  Other (explain)____________________________________________________

          If box 1 or 2 above is checked, and if all or part of the Indenture Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

          If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to the Collateral Agent, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                        AMERICAN BUSINESS CREDIT, INC.,
                                          as Servicer


                                        By:_____________________________________
                                           Name:
                                           Title:

Documents returned to Collateral Agent:

THE CHASE MANHATTAN BANK
   as Collateral Agent

By:________________________
   Name:
   Title:
   Date:

                                                                       EXHIBIT D
                                                                       ---------

                               RELEASE OF SECURITY INTEREST

         The undersigned, The Chase Manhattan Bank ("Chase"), has been notified by American Business Credit, Inc. ("ABC"), HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland") and New Jersey Mortgage and Investment Corp. ("NJMIC", and together with ABC and Upland, the "Co-Borrowers") that ABFS Mortgage Loan Warehouse Trust 2000-1 (the "Trust") is transferring, on or about
[[    ]], a portion of the Mortgage Loans pledged to Chase as Indenture Trustee under the Indenture dated as of March 1, 2000 between the Trust and Chase, as indenture trustee. Subject to the receipt in immediately available funds of the
sum of $[[    ]] (representing principal and accrued interest), Chase releases, waives and disclaims any interest in the Collateral. Chase agrees to execute termination statements or partial releases releasing all Uniform Commercial Code financing statements, if any, concerning security interests granted by the Trust to Chase in the Collateral.

Dated:


                                        THE CHASE MANHATTAN BANK

                                        By:_____________________________________
                                           Name: Melissa A. Kohler
                                           Title: Assistant Vice President

                                                                       EXHIBIT E
                                                                       ---------

                               FORM OF SUBSEQUENT
                               TRANSFER AGREEMENT

         This SUBSEQUENT TRANSFER AGREEMENT, dated as of ________, 2000 (the "Subsequent Transfer Date"), is entered into by and among AMERICAN BUSINESS CREDIT, INC., as an originator ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, as an originator ("Upland"), NEW JERSEY MORTGAGE AND INVESTMENT CORP., as an originator ("NJMIC") (ABC, Upland and NJMIC are collectively referred to herein as the "Originators"), and ABFS MILLENIUM, INC., as depositor (the "Depositor").

                              W I T N E S S E T H:

         Reference is hereby made to (x) that certain Sale and Servicing Agreement, dated as of March 1, 2000 (the "Sale and Servicing Agreement"), by and among the Originators, the Depositor, ABFS Mortgage Loan Warehouse Trust 2000-1 (the "Trust"), American business Credit, Inc., as servicer (the "Servicer"), American Business Financial Services, Inc., its guarantor and The Chase Manhattan Bank, as Indenture Trustee and Collateral Agent (respectively, the "Indenture Trustee" and the "Collateral Agent"), and (y) that certain Indenture, dated as of March 1, 2000 (the "Indenture"), by and between the Trust and the Indenture Trustee. Pursuant to the Sale and Servicing Agreement, the Originators have agreed to sell, assign and transfer, and the Depositor has agreed to accept, from time to time, Subsequent Mortgage Loans (as defined below). The Sale and Servicing Agreement provides that each such sale of Subsequent Mortgage Loans be evidenced by the execution and delivery of a Subsequent Transfer Agreement such as this Subsequent Transfer Agreement.

         The assets sold to the Depositor pursuant to this Subsequent Transfer Agreement consist of (a) the Subsequent Mortgage Loans listed in the Mortgage Loan Schedule attached hereto (including property that secures a Subsequent Mortgage Loan that becomes an REO Property), including the related Mortgage Files delivered or to be delivered to the Collateral Agent, on behalf of the Indenture Trustee, including all payments of principal received, collected or otherwise recovered after the Subsequent Cut-Off Date for each Subsequent Mortgage Loan, all payments of interest due on each Subsequent Mortgage Loan after the Subsequent Cut-Off Date therefor whenever received and all other proceeds received in respect of such Subsequent Mortgage Loans, (b) the Insurance Policies relating to the Subsequent Mortgage Loans, and (c) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards.

         The "Subsequent Mortgage Loans" are those listed on the Schedule of Mortgage Loans attached hereto. The Aggregate Principal Balance of such Subsequent Mortgage Loans as of the Subsequent Cut-Off Date is $__________.

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         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. For the purposes of this Subsequent Transfer Agreement, capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in Appendix I to the Indenture.

         Section 2. Sale, Assignment and Transfer. In consideration of the receipt of $__________ (such amount being approximately 100% of the Advance Amount with respect to the Subsequent Mortgage Loans) from the Depositor, each of the Originators hereby sells, assigns and transfers to the Depositor, without recourse, all of their respective right, title and interest in, to, and under the Subsequent Mortgage Loans and related assets described above, whether now existing or hereafter arising.

         In connection with each such sale, assignment and transfer, the Originators shall satisfy the document delivery requirements set forth in
Section 2.05 of the Sale and Servicing Agreement with respect to each Subsequent Mortgage Loan.

         Section 3. Representations and Warranties of the Originators. With respect to each Subsequent Mortgage Loan, each of the Originators hereby remake each of the representations, warranties and covenants made by the Originators in
Section 3.01 of the Sale and Servicing Agreement, on which the Depositor relies in accepting the Subsequent Mortgage Loans. Such representations and warranties speak as of the Subsequent Transfer Date unless otherwise indicated, and shall survive each sale, assignment, transfer and conveyance of the Subsequent Mortgage Loans to the Depositor.

         Each of the Originators hereby acknowledge that the Depositor is transferring the Subsequent Mortgage Loans to the Trust, and that the Trust is pledging the Subsequent Mortgage Loans to the Indenture Trustee, for the benefit of the Noteholders, on the date hereof. Each of the Originators hereby acknowledge and agree that the Depositor may assign to the Trust, and the Trust may assign to the Indenture Trustee, for the benefit of the Noteholders, its interest in the representations and warranties set forth in this Section 3. Each of the Originators agrees that, upon such assignment to the Trust and pledge to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Depositor or the Trust, the repurchase and indemnification obligations of the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

         Section 4. Repurchase of Subsequent Mortgage Loans. Upon discovery by any of the Depositor, an Originator, the Indenture Trustee, the Servicer on behalf of the Trust or any Noteholder of a breach of any of the representations and warranties made by the Originators pursuant to Section 3.01 of the Sale and Servicing Agreement or this Section 3, the party discovering such breach shall give prompt written notice to each other Person; provided, that the Indenture Trustee shall have no duty to inquire or to investigate the breach of any such representations and warranties. The Originators (or, if the Originators fail to

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do so, the Depositor) will be obligated to repurchase a Subsequent Mortgage Loan which breaches a representation or warranty in accordance with the provisions of
Section 4.02 of the Sale and Servicing Agreement or to indemnify as described in
Section 5.04 of the Sale and Servicing Agreement. Such repurchase and indemnification obligation of the Originators (and the Depositor) shall constitute the sole remedy against the Originators (and the Depositor), and the Trust for such breach available to the Servicer, the Trust, the Owner Trustee, the Depositor, the Indenture Trustee and the Noteholders.

         Section 5. Amendment. This Subsequent Transfer Agreement may be amended from time to time by the Originators and the Depositor only with the prior written consent of the Majority Holders, and to the extent such amendment materially affects the interests of the Owner Trustee, upon written notice to the Owner Trustee.

         Section 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS SUBSEQUENT TRANSFER AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 5 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSEQUENT TRANSFER AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

         Section 7. Counterparts. This Subsequent Transfer Agreement may be executed in counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 8. Binding Effect; Third-Party Beneficiaries. This Subsequent Transfer Agreement will inure to the benefit of and be binding upon the parties hereto, the Trust, the Owner Trustee, the Noteholders, and their respective successors and permitted assigns.

         Section 9. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 10. Exhibits. The exhibits attached hereto and referred to herein shall constitute a part of this Subsequent Transfer Agreement and are incorporated into this Subsequent Transfer Agreement for all purposes.

         Section 11. Intent of the Parties; Security Agreement. The Originators and the Depositor intend that the conveyance of all right, title and interest in and to the Subsequent Mortgage Loans and related assets described above by the Originators to the Depositor pursuant to this Subsequent Transfer Agreement shall be, and be construed as, a sale of the Subsequent Mortgage Loans from the Originators to the Depositor.

         It is, further, not intended that such conveyances be deemed to be pledges of the Subsequent Mortgage Loans by the Originators to the Depositor to

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secure a debt or other obligation of the Originators. However, in the event that the Subsequent Mortgage Loans are held to be property of the Originators, or if for any reason this Subsequent Transfer Agreement is held or deemed to create a security interest in the Subsequent Mortgage Loans, then it is intended that:
(a) this Subsequent Transfer Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Subsequent Transfer Agreement shall be deemed to be a grant by the Originators to the Depositor of a security interest in all of the Originators' respective right, title and interest, whether now owned or hereafter acquired, in and to the Subsequent Mortgage Loans and related assets described above. The
Originators shall, to the extent consistent with this Subsequent Transfer Agreement, take such reasonable actions as may be necessary to ensure that, if this Subsequent Transfer Agreement were deemed to create a security interest in the Subsequent Mortgage Loans and the other property described above, such interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Subsequent Transfer Agreement.

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the Originators and the Depositor have caused this
Subsequent Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        AMERICAN BUSINESS CREDIT, INC.

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        HOMEAMERICAN CREDIT, INC. D/B/A
                                               UPLAND MORTGAGE

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        NEW JERSEY MORTGAGE AND
                                               INVESTMENT, INC.

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        ABFS MILLENIUM, INC.

                                        By:_____________________________________
                                           Name:
                                           Title:


                [Signature Page to Subsequent Transfer Agreement]
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                                                                      APPENDIX I

                                  DEFINED TERMS

                          [See Appendix I to Indenture]

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